UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (zip code)

Sean O’Malley, Esq.

Senior Vice President and Deputy General Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis, & Bockius, LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1.	Report to Shareholders.

The Select Sector SPDR Trust
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available on a Fund’s website (www.sectorspdrs.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report. If you already elected to receive reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
Annual Report

September 30, 2020

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of eleven separate investment portfolios (each a “Select Sector SPDR Fund” or a “Fund” and collectively the “Select Sector SPDR Funds” or the “Funds”).
Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500®† and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of eleven major industry sectors that make up the S&P 500®, in the same way as they would buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on NYSE Arca, Inc.
Eleven Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:
The Communication Services Select Sector SPDR Fund	XLC
The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Real Estate Select Sector SPDR Fund	XLRE
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU
Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to one Select Sector Index. The combined companies of the eleven Select Sector Indexes represent all of the companies in the S&P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.
Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversification, sector investments may also offer opportunities for returns greater than an investment in the entire constituents of the S&P 500®.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.
† S&P 500: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged, index of common stock prices.

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Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Communication Services Select Sector Index includes companies that have been identified as Communication Services companies by the Global Industry Classification Standard (GICS® ), including securities of companies from the following industries: diversified telecommunication services; wireless telecommunication services; media; entertainment; and interactive media & services.
The Consumer Discretionary Select Sector Index seeks to provide an effective representation of the consumer discretionary sector of the S&P 500 Index. The Index includes companies from the following industries: retail (specialty, multiline, internet and direct marketing); hotels, restaurants and leisure; textiles, apparel and luxury goods; household durables; automobiles; auto components; distributors; leisure products; and diversified consumer services.
The Consumer Staples Select Sector Index seeks to provide an effective representation of the consumer staple sector of the S&P 500 Index. The Index includes companies from the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products.
The Energy Select Sector Index seeks to provide an effective representation of the energy sector of the S&P 500 Index. The Index includes companies from the following industries: oil, gas and consumable fuels; and energy equipment and services.
The Financials Select Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts ("REITs"); consumer finance; and thrifts and mortgage finance.
The Health Care Select Sector Index seeks to provide an effective representation of the health care sector of the S&P 500 Index. The Index includes companies from the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology.
The Industrials Select Sector Index seeks to provide an effective representation of the industrial sector of the S&P 500 Index. The Index includes companies from the following industries: aerospace and defense; industrial conglomerates; marine; transportation infrastructure; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products.
The Materials Select Sector Index seeks to provide an effective representation of the materials sector of the S&P 500 Index. The Index includes companies from the following industries: chemicals; metals and mining; paper and forest products; containers and packaging; and construction materials.
The Real Estate Select Sector Index seeks to provide an effective representation of the real estate sector of the S&P 500 Index. The Index includes companies from the following industries: real estate management and development and REITs, excluding mortgage REITs.
See accompanying notes to financial statements.

Notes to Performance Summaries (Unaudited)  (continued)
The Technology Select Sector Index seeks to provide an effective representation of the technology sector of the S&P 500 Index. The Index includes companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components.
The Utilities Select Sector Index seeks to provide an effective representation of the utilities sector of the S&P 500 Index. The Index includes companies from the following industries: electric utilities; water utilities; multi-utilities; independent power producers and renewable electricity producers; and gas utilities.
The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
Management's Discussion of Fund Performance (Unaudited)
The Communication Services Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Communication Services Select Sector Index. The Fund’s benchmark is the Communication Services Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2020 (the “Reporting Period”), the total return for the Fund was 21.05%, and the Index was 21.19%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.
Despite a slow start to the period, the Fund was able to make a strong turnaround in 2020 and end the period in positive territory. As the global economy suffered from an unprecedented shock in March and April driven by government-imposed lockdowns to contain the spread of the COVID-19 pandemic, restaurants, traditional movie outlets and retailers felt the brunt of the negative impact. At the same time, as consumers were forced to stay home, the reliance on social media tools like Facebook continued to soar. In addition, students across the globe were forced to move to remote learning, allowing Google’s parent company Alphabet to enjoy the benefits of increased demand for Google Chromebooks and other resources. Finally, the large shift of viewership to streaming services began to soar once shelter-in-place orders were in effect. As a result, Netflix reported the addition of a record 15.77 million paid subscribers globally in the first quarter, double the new subscribers it expected, allowing the stock price to skyrocket during the period. These trends continued to help the Fund enjoy double digit positive returns for the period.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Facebook, Inc. Class A, Alphabet Inc. Class A and Netflix Inc. The top negative contributors to the Fund’s performance during the Reporting Period were Omnicom Group Inc., AT&T Inc., and ViacomCBS Inc. Class B.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Communication Services Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Communication Services Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Communication Services Select Sector Index	S&P 500 Index
ONE YEAR	21.05%	21.00%	21.19%	15.15%	21.05%	21.00%	21.19%	15.15%
SINCE INCEPTION(1)	21.36%	21.28%	21.65%	26.77%	8.83%	8.80%	8.96%	10.93%

(1)	For the period June 18, 2018 to September 30, 2020.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
* Inception date.
The total expense ratio for The Communication Services Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Communication Services Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Facebook, Inc. Class A	2,293,607,583	22.7%
Alphabet, Inc. Class A	1,139,946,611	11.3
Alphabet, Inc. Class C	1,117,019,446	11.0
Activision Blizzard, Inc.	474,277,874	4.7
Charter Communications, Inc. Class A	474,166,876	4.7
TOTAL	5,499,018,390	54.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index. The Fund’s benchmark is the Consumer Discretionary Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2020 (the “Reporting Period”), the total return for the Fund was 23.25%, and the Index was 23.41%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.
Despite a difficult start to the period, the Fund was able to make a strong turnaround in the last half of the period in strong positive territory. As the global economy suffered from an unprecedented shock in March and April driven by government-imposed lockdowns to contain the spread of the COVID-19 pandemic, restaurants, travel companies and retailers felt the brunt of the negative impact. On the other hand, online shopping services like Amazon continued to prosper as consumers were unable or too nervous to shop out in public. Many restaurants also tried their best to stay afloat by relying on creative outdoor eating setups, takeout service and home delivery. Finally, US consumers took advantage of being at home by focusing on home improvement projects, allowing companies like Home Depot and Lowes to reap the benefits and help the Consumer Discretionary Index be one of the top performing sectors during the final two quarters of the period, with returns over 32% and 15% respectively. As a result the Fund was able to finish off the period with double digit positive returns.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Amazon.com, Home Depot, Inc., and Lowes Companies Inc.. The top negative contributors to the Fund’s performance during the Reporting Period were Carnival Corporation, General Motors Corp., and Marriott International, Inc. Class A.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Consumer Discretionary Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Consumer Discretionary Select Sector Index	S&P 500 Index
ONE YEAR	23.25%	23.19%	23.41%	15.15%	23.25%	23.19%	23.41%	15.15%
FIVE YEARS	112.09%	112.07%	113.66%	93.80%	16.23%	16.22%	16.40%	14.15%
TEN YEARS	407.83%	407.64%	417.17%	262.44%	17.64%	17.64%	17.86%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Amazon.com, Inc.	3,643,389,186	23.1%
Home Depot, Inc.	1,935,014,686	12.2
McDonald's Corp.	1,057,181,486	6.7
NIKE, Inc. Class B	1,011,589,645	6.4
Lowe's Cos., Inc.	722,799,801	4.6
TOTAL	8,369,974,804	53.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index. The Fund’s benchmark is the Consumer Staples Select Sector Index (the “Index”).
For the period from September 30, 2019 to September 30, 2020 (the “Reporting Period”), the total return for the Fund was 7.32%, and the Index was 7.47%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index
The Covid- 19 pandemic and the policy responses to it were the primary drivers of Fund performance during the Reporting Period. The Great Shutdown associated with the Covid-19 pandemic had far reaching impacts on the constituents of this Fund. One of the negative impacts was the increased operating costs associated with maintaining a healthy and safe manufacturing working environment. Another was keeping production lines open and operating in the face of significant supply shortages and disruptions. Constituents, whose business model involved supplying restaurants, were particularly harmed by the lockdown and quarantines. Counteracting these negative drivers, some firms saw a significant demand uptick as the American consumer increased their purchasing level of many consumer staples. Aggressive monetary and fiscal stimulus also helped as the economic activity associated with increased unemployment was mitigated especially in regard to activity within the consumer staples segment. Additionally, firms that had a strong internet presence were generally better able to weather the pandemic impacts.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Walmart, Inc., Procter & Gamble Co., Costco Wholesale Corp. The top negative contributors to the Fund’s performance during the Reporting Period were Walgreens Boots Alliance, Inc., Coca-Cola Corp., and Sysco Corp.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Consumer Staples Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Consumer Staples Select Sector Index	S&P 500 Index
ONE YEAR	7.32%	7.30%	7.47%	15.15%	7.32%	7.30%	7.47%	15.15%
FIVE YEARS	55.40%	55.43%	56.47%	93.80%	9.22%	9.22%	9.37%	14.15%
TEN YEARS	201.79%	201.74%	207.18%	262.44%	11.68%	11.68%	11.88%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Procter & Gamble Co.	2,412,548,947	17.6%
Walmart, Inc.	1,354,448,283	9.9
PepsiCo, Inc.	1,338,001,018	9.8
Coca-Cola Co.	1,330,673,856	9.7
Mondelez International, Inc. Class A	645,886,738	4.7
TOTAL	7,081,558,842	51.7%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index. The Fund’s benchmark is the Energy Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2020 (the “Reporting Period”), the total return for the Fund was – 44.68%, and the Index was – 44.70%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag, and the cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.
The 12-month period ended September 20, 2020 proved to be a difficult year for energy stocks. The Fund’s performance was driven primarily by two main factors. In March 2020, oil prices fell to their lowest levels since 1999 resulting from a breakdown in OPEC negotiations between Russia and Saudi Arabia. As a result, the Index fell by over 50% in Q1 2020. Q2 2020 saw the start of a rebound for both oil prices and global equities, with increased coordination among OPEC+ countries, support from global central banks, and fiscal stimulus measures to boost the economy. For this period, the Index rose over 32%. Despite this recovery, the Index could still not escape the damage already sustained by oil prices. The other factor dragging on the Fund’s performance stemmed from the uncertainty surrounding COVID-19, including government mandated lockdowns and unprecedented fiscal and monetary stimulus. News of the novel coronavirus stemming from China began weighing on global returns in February, as the virus began to spread throughout Europe. Uncertainty around the economic impact of the virus and each country’s prevention methods drove a risk-off sentiment that led to a decline in equity values through March. Weak economic indicators, such as job losses and declining retail sales, were reported in April, followed by encouraging data in May, signaling lockdowns and stimulus packages were succeeding.
The Fund used futures contracts in order to expose cash and dividend receivables to the index during the Reporting Period. The Fund’s use of futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Williams Company, Cabot Oil & Gas Corp, and Cimarex Energy Co. The top negative contributors to the Fund’s performance during the Reporting Period were Exxon Mobil Corp, Chevron Corp, and Occidental Petroleum Corp.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Energy Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Energy Select Sector Index	S&P 500 Index
ONE YEAR	– 44.68%	– 44.68%	– 44.70%	15.15%	– 44.68%	– 44.68%	– 44.70%	15.15%
FIVE YEARS	– 39.62%	– 39.58%	– 39.30%	93.80%	– 9.60%	– 9.59%	– 9.50%	14.15%
TEN YEARS	– 27.20%	– 27.20%	– 26.32%	262.44%	– 3.12%	– 3.12%	– 3.01%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Exxon Mobil Corp.	1,929,452,183	22.9%
Chevron Corp.	1,921,999,176	22.8
ConocoPhillips	402,456,532	4.8
Kinder Morgan, Inc.	386,460,226	4.6
Williams Cos., Inc.	383,954,751	4.5
TOTAL	5,024,322,868	59.6%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index. The Fund’s benchmark is the Financial Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2020 (the “Reporting Period”), the total return for the Fund was – 11.98%, and the Index was – 11.87%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index.
The Index started off the Reporting Period in positive territory as investors balanced weak manufacturing data and the likelihood of lower interest rates with improved third quarter earnings expectations. An apparent truce in the US/China trade conflict also helped lift sentiment in US equities as the US agreed to delay a tariff hike that was scheduled for mid-October. During the first quarter of 2020, the world was dealing with a global pandemic and significant pressure on equity markets, with most sectors and industries following suit. The Fund was hit profoundly with negative returns of almost 32% during those same three months as the Fed continued to lower interest rates to nearly zero with an emergency 50 basis point cut in early March, all leading to an environment that made it near impossible for the sector to turn profits. Falling interest rates hurt earnings outlooks across the sector as well. However, by June a steady stream of encouraging data emerged. US labor market, retail sales and manufacturing data rebounded strongly in May. Policymakers delivered on multiple fronts in the context of stopping the spread of the pandemic and supporting the economy. Monetary policy stimulus packages allowed central banks to introduce a variety of liquidity programs to help stabilize the economy. This positive momentum continued into the last quarter of the Reporting Period as economic growth continued to rebound amid relaxation in COVID-19-related lockdowns, fiscal and monetary policy support and pent up demand release.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were S&P Global, Inc., BlackRock, Inc. and Moody's Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Wells Fargo & Company, JPMorgan Chase & Co., and Citigroup Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Financial Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Financial Select Sector Index	S&P 500 Index
ONE YEAR	– 11.98%	– 12.00%	– 11.87%	15.15%	– 11.98%	– 12.00%	– 11.87%	15.15%
FIVE YEARS	44.86%	44.87%	45.74%	93.80%	7.69%	7.70%	7.82%	14.15%
TEN YEARS	148.84%	148.80%	152.35%	262.44%	9.54%	9.54%	9.70%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Berkshire Hathaway, Inc. Class B	2,604,482,129	15.7%
JPMorgan Chase & Co.	1,810,352,344	10.9
Bank of America Corp.	1,133,330,335	6.8
Wells Fargo & Co.	597,680,365	3.6
Citigroup, Inc.	553,790,068	3.3
TOTAL	6,699,635,241	40.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index. The Fund’s benchmark is the Health Care Select Sector Index (the “Index”).
For the from September 30, 2019 to September 30, 2020 (the “Reporting Period”), the total return for the Fund was 19.90%, and the Index was 20.11%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index.
The Covid-19 pandemic, upcoming election and continuing aging of the American population were the primary drivers of Fund performance during the Reporting Period. The Covid-19 pandemic has had a dramatic and varied impact on most of the constituents of this Fund during the Reporting Period. Some firms have seen increased sales as consumers increased their purchasing of varied pharmaceuticals owing to concerns of potential shortages. Conversely, a number of firms were hurt by a near complete ceasing of elective surgical procedures as part of the economy's shut down in the early spring. Firms directly involved in Covid-19 related medicines saw the largest demand increase and included firms involved in the testing, vaccine development and treatment of Covid-19. This Fund was negatively impacted by Presidential election concerns around potential increased regulatory costs. Offsetting this, secular trends such as the continuing increased health care demands associated with the ongoing aging of the American population continue to make a positive contribution to many of this Fund’s constituents. This demographic trend is anticipated to lead to continued strong growth in the medical products, pharmaceuticals and medical services markets. Finally, a significantly heightened level of merger and acquisition both completed and anticipated contributed to this Fund’s return.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Johnson and Johnson, Thermo Fisher Scientific and UnitedHealth Group. The top negative contributors to the Fund’s performance during the Reporting Period were Stryker Corporation, Universal Health Services, and Becton Dickinson.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Health Care Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Health Care Select Sector Index	S&P 500 Index
ONE YEAR	19.90%	19.78%	20.11%	15.15%	19.90%	19.78%	20.11%	15.15%
FIVE YEARS	73.60%	73.64%	74.90%	93.80%	11.66%	11.67%	11.83%	14.15%
TEN YEARS	312.06%	311.71%	319.00%	262.44%	15.21%	15.20%	15.40%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Johnson & Johnson	2,357,048,806	9.9%
UnitedHealth Group, Inc.	1,781,634,918	7.5
Merck & Co., Inc.	1,261,588,956	5.3
Pfizer, Inc.	1,226,330,316	5.1
Abbott Laboratories	1,158,676,117	4.9
TOTAL	7,785,279,113	32.7%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
Management's Discussion of Fund Performance (Unaudited)
The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index. The Fund’s benchmark is the Industrial Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2020 (the “Reporting Period”), the total return for the Fund was 1.12%, and the Index was 1.32%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and the cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.
While 2020 started off in positive fashion for global equity markets, the mood quickly changed with the realization that the spread of the Coronavirus Disease 2019 (COVID-19) around the world would have significant consequences. Social distancing, temporary lock-downs and quarantines and other mobility restrictions inflicted major harm to the global economy and financial markets. Policy makers responded with massive, broad-based fiscal and monetary stimulus to support affected workers and businesses in record time. Economic data in the second quarter and third quarters indicated that the stimulus support and re-opening plans helped, and the economic recovery had begun to take hold. However, risks to recovery remain with increased geo-political tensions between the United States (US) and China over Hong Kong and concerns around the further handling of COVID-19 crisis across the world. Growth momentum indeed decelerated toward the end of the third quarter as fiscal support waned and services growth remained restricted given persistent and rising COVID-19 cases. Weakening fiscal support, geo-political concerns related to the US election and worsening US-China relations remained key risks to recovery.
Airline stocks were among the hardest hit during 2020 as demand for air travel dropped off precipitously and government imposed travel restrictions were also put in place. Large industrial conglomerate companies also were hit hard over the past three quarters with global growth concerns related to the effects of COVID-19 taking center stage. Transportation stocks like FedEx and United Parcel Services enjoyed tremendously strong performance as consumers largely avoided shopping at brick and mortar stores in person and ordered unprecedented amounts of goods online.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were FedEx Corporation, United Parcel Service and Union Pacific Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Boeing Company, Raytheon Company and General Electric Co.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Industrial Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Industrial Select Sector Index	S&P 500 Index
ONE YEAR	1.12%	1.10%	1.32%	15.15%	1.12%	1.10%	1.32%	15.15%
FIVE YEARS	70.78%	70.76%	72.21%	93.80%	11.30%	11.30%	11.48%	14.15%
TEN YEARS	202.12%	202.06%	207.43%	262.44%	11.69%	11.69%	11.89%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Union Pacific Corp.	703,849,034	5.8%
United Parcel Service, Inc. Class B	620,516,123	5.1
Honeywell International, Inc.	608,400,042	5.0
Lockheed Martin Corp.	496,564,537	4.1
3M Co.	485,941,109	4.0
TOTAL	2,915,270,845	24.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
Management's Discussion of Fund Performance (Unaudited)
The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index. The Fund’s benchmark is the Materials Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2020 (the “Reporting Period”), the total return for the Fund was 11.76%, and the Index was 11.88%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and the cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.
While 2020 started off in positive fashion for global equity markets, the mood quickly changed with the realization that the spread of the Coronavirus Disease 2019 (COVID-19) around the world would have significant consequences. Social distancing, temporary lock-downs and quarantines and other mobility restrictions inflicted major harm to the global economy and financial markets. Policy makers responded with massive, broad-based fiscal and monetary stimulus to support affected workers and businesses in record time. Economic data in the second quarter and third quarters or 20202 indicated that the stimulus support and re-opening plans helped, and the economic recovery had begun to take hold. However, risks to recovery remain with increased geo-political tensions between the United States (US) and China over Hong Kong and concerns around the further handling of COVID-19 crisis across the world. Growth momentum indeed decelerated toward the end of the third quarter as fiscal support waned and services growth remained restricted given persistent and rising COVID-19 cases. Weakening fiscal support, geo-political concerns related to the US election and worsening US-China relations remained key risks to recovery.
With global supply chain disruptions and impacts on labor from quarantine measures, growth-sensitive commodities like industrial metals experienced double-digit losses for Q1 2020. Within industrial metals, double-digit losses plagued the entire group as the slowing of industrial activity resulted in a lower demand for raw materials. China’s manufacturing PMI, which dropped to a record low of 35.7 in February, signalled a sharp contraction in business activity. Copper and nickel led the industrial metals group lower, based on concerns that the epidemic could have longer-term impacts on China’s metals demand. Coming into 2020, the copper outlook was essentially balanced, but copper production was on track to exceed consumption, leading to a surplus in inventories and providing an anchor on prices. With demand constrained, zinc inventories spiked, resulting in pessimism from investors and driving the price lower. While citizens returned to work in China, which helped supply fundamentals, many other countries continued to experience lock-downs in the early part of 2020. Demand remained weak given current travel restrictions and shelter-in-place mandates.
Gold was one of the lone bright spots, as the precious metal benefited from strong safe-haven buying amongst the market turmoil. From geopolitical concerns in January to a recalibration of economic growth expectations as the quarter progressed, the backdrop in Q1 was supportive for gold. Further aiding the precious metals climb was the collapse in yields on the 10-Year Treasury, which slipped around 123 basis points during the quarter. After gold reached its highest level in seven years, a flight to liquidity in mid-March pushed investors into cash and drove gold down over 11.5%. However, aggressive monetary stimulus from global central banks reduced liquidity concerns and helped the yellow metal recover.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Linde plc, Newmont Corporation, and Air Products & Chemicals. The top negative contributors to the Fund’s performance during the Reporting Period were DuPont de Numours, LyondellBasell Industries, and Martin Marietta Materials.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Materials Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Materials Select Sector Index	S&P 500 Index
ONE YEAR	11.76%	11.72%	11.88%	15.15%	11.76%	11.72%	11.88%	15.15%
FIVE YEARS	76.47%	76.40%	77.36%	93.80%	12.03%	12.02%	12.14%	14.15%
TEN YEARS	139.83%	139.84%	143.24%	262.44%	9.14%	9.14%	9.30%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Linde PLC	669,253,649	17.1%
Air Products & Chemicals, Inc.	351,975,205	9.0
Sherwin-Williams Co.	305,431,307	7.8
Newmont Corp.	272,583,040	7.0
Ecolab, Inc.	265,431,485	6.8
TOTAL	1,864,674,686	47.7%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
Management's Discussion of Fund Performance (Unaudited)
The Real Estate Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Real Estate Select Sector Index. The Fund’s benchmark is the Real Estate Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2020 (the “Reporting Period”), the total return for the Fund was – 7.46%, and the Index was – 7.28%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index.
Despite low interest rates, the real estate sector started the Reporting Period with meager returns as investors flocked to growth stocks and cyclical sectors. All sectors were hit hard in the first quarter of 2020 when a global pandemic was declared. The Fund lost over 20% of its value over February and March. The shutdown of business and travel has devastated the hotel and gaming industries, which directly impacts hotel and resort REITs. Retail REITs, which were already challenged by e-commerce and declining profits in brick-and-mortar stores, also struggled as stores and malls closed during the lockdown. At the expense of the e-commerce trends that have threatened retail, industrial and technology-driven REITs continued to see strong demand.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were American Tower Corporation, Equinix, Inc. and Prologis, Inc. . The top negative contributors to the Fund’s performance during the Reporting Period were Simon Property Group, Inc., Equity Residential and AvalonBay Communities, Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Real Estate Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Real Estate Select Sector Index	S&P 500 Index
ONE YEAR	– 7.46%	– 7.51%	– 7.28%	15.15%	– 7.46%	– 7.51%	– 7.28%	15.15%
SINCE INCEPTION(1)	40.03%	39.94%	40.96%	86.32%	6.99%	6.97%	7.14%	13.30%

(1)	For the period October 7, 2015 to September 30, 2020.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
* Inception date.
The total expense ratio for The Real Estate Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
American Tower Corp. REIT	329,118,296	14.5%
Prologis, Inc. REIT	228,171,647	10.1
Crown Castle International Corp. REIT	214,478,307	9.5
Equinix, Inc. REIT	206,596,493	9.1
Digital Realty Trust, Inc. REIT	121,193,674	5.3
TOTAL	1,099,558,417	48.5%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index. The Fund’s benchmark is the Technology Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2020 (the “Reporting Period”), the total return for the Fund was 46.88%, and the Index was 47.23%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses of the Fund, the effects of cash holdings on the Fund performance and the cumulative effect of small weight differences between the securities in the Fund and the Index contributed to the difference between the Fund’s performance and that of the Index.
Uncertainty surrounding the COVID-19 pandemic, monetary and fiscal policy and integration of technology throughout the globe were primary drivers of Fund performance during the Reporting Period. The Fund had positive performance in three of the quarters in the Reporting Period. Positive performance in the first quarter of the Reporting Period was driven by continued demand for technology products by consumers, easing geopolitical tensions as the US and China reached a partial agreement of their trade war and the UK and EU reached a new Brexit agreement as well. Performance in the second quarter of the Reporting period was negative as the impact of the spread of coronavirus began to take hold with countries implementing economic shutdowns and quarantine measures amid warnings that the virus could become a pandemic. The Fund’s performance in the third and fourth quarters of the Reporting Period was positive on the back of progress in COVID-19 treatment and vaccine development, social distancing measures were slowing the infection rate of the virus, the reopening of locked-down economies, positive earnings reports and dovish monetary policy. Performance in this period was also driven by increased demand for technology-driven products and services as the stay-at-home economy grew due to COVID-19 restrictions. Demand for other technology-centric products like cloud services, artificial intelligence, data centers and autonomous vehicles also contributed to the Fund’s performance. The positive performance during these two quarters was tempered due to profit-taking, rotation from growth into value, a lack of an economic stimulus package from Washington and fears of a second wave of the virus as positive cases began to surge.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Apple Inc., NVIDIA Corporation, and Microsoft Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Cisco Systems, Inc., International Business Machines, and Automatic Data Processing.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Technology Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Technology Select Sector Index	S&P 500 Index
ONE YEAR	46.88%	46.68%	47.23%	15.15%	46.88%	46.68%	47.23%	15.15%
FIVE YEARS	218.38%	218.42%	221.48%	93.80%	26.06%	26.07%	26.31%	14.15%
TEN YEARS	496.54%	495.68%	508.44%	262.44%	19.55%	19.54%	19.79%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
Apple, Inc.	8,079,479,786	23.7%
Microsoft Corp.	6,907,338,158	20.3
Visa, Inc. Class A	1,463,102,302	4.3
NVIDIA Corp.	1,449,125,751	4.3
Mastercard, Inc. Class A	1,296,329,718	3.8
TOTAL	19,195,375,715	56.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Utilities Select Sector Index. The Fund’s benchmark is the Utilities Select Sector Index (the “Index”).
For the period from September 30, 2019 to September 30, 2020 (the “Reporting Period”), the total return for the Fund was – 5.12%, and the Index was – 4.95%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index.
The Covid-19 pandemic, Presidential election and fiscal and monetary stimulus were the primary drivers of Fund performance during the Reporting Period. The Great Shutdown associated with the Covid-19 pandemic led to a significant reduction in energy demand reducing the profitability of many of this fund’s constituents. In addition to demand destruction, concerns rose regarding the revenue side and a potential significant increase in customers unable to make their payments. Another factor that impacted this fund was the upcoming Presidential election with expectations that a win by the Democratic party of the Presidency and or the Senate would lead to increased regulatory costs and potentially business restrictions. In March, the Federal Reserve cut the fed funds rate to zero. Typically, rate cuts have helped the return of this Fund owing to the capital intensive nature of this sector. The unprecedented societal, health and economic events associated with the Covid-19 pandemic overwhelmed the typical observed impacts of rate reductions.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were American Water Works, AES Corporation and NextEra Energy. The top negative contributors to the Fund’s performance during the Reporting Period were Exelon Corporation, FirstEnergy Corporation, and Edison International.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be egatively
See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2020

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Utilities Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Utilities Select Sector Index	S&P 500 Index
ONE YEAR	– 5.12%	– 5.22%	– 4.95%	15.15%	– 5.12%	– 5.22%	– 4.95%	15.15%
FIVE YEARS	62.18%	62.05%	63.57%	93.80%	10.15%	10.14%	10.34%	14.15%
TEN YEARS	170.96%	170.80%	176.31%	262.44%	10.48%	10.48%	10.70%	13.74%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.13%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2020.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2020

Description	Market Value	% of Net Assets
NextEra Energy, Inc.	1,865,683,379	16.4%
Dominion Energy, Inc.	910,311,687	8.0
Duke Energy Corp.	894,074,749	7.8
Southern Co.	786,093,814	6.9
American Electric Power Co., Inc.	556,667,770	4.9
TOTAL	5,012,831,399	44.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2020*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.9%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.9%
AT&T, Inc.	15,752,386	$ 449,100,525
CenturyLink, Inc.	10,161,437	102,528,899
Verizon Communications, Inc.	7,640,381	454,526,266
		1,006,155,690
ENTERTAINMENT — 20.2%
Activision Blizzard, Inc.	5,858,899	474,277,874
Electronic Arts, Inc. (a)	2,970,865	387,430,505
Live Nation Entertainment, Inc. (a)	1,462,020	78,773,637
Netflix, Inc. (a)	947,696	473,876,431
Take-Two Interactive Software, Inc. (a)	1,176,169	194,326,642
Walt Disney Co.	3,467,328	430,226,058
		2,038,911,147
INTERACTIVE MEDIA & SERVICES — 48.6%
Alphabet, Inc. Class A (a)	777,802	1,139,946,611
Alphabet, Inc. Class C (a)	760,084	1,117,019,446
Facebook, Inc. Class A (a)	8,757,570	2,293,607,583
Twitter, Inc. (a)	8,136,505	362,074,473
		4,912,648,113
MEDIA — 16.6%
Charter Communications, Inc. Class A (a)	759,469	474,166,876
Comcast Corp. Class A	10,226,582	473,081,683
Discovery, Inc. Class A (a) (b)	1,648,027	35,877,548
Discovery, Inc. Class C (a)	3,184,389	62,414,024
DISH Network Corp. Class A (a)	2,537,895	73,675,092
Fox Corp. Class A	3,535,421	98,390,766
Fox Corp. Class B (a)	1,611,432	45,071,753
Interpublic Group of Cos., Inc.	4,011,173	66,866,254
News Corp. Class A	4,001,564	56,101,927
News Corp. Class B	1,252,719	17,513,012
Security Description	Shares	Value
Omnicom Group, Inc.	2,210,362	$ 109,412,919
ViacomCBS, Inc. Class B (b)	5,799,499	162,443,967
		1,675,015,821
WIRELESS TELECOMMUNICATION SERVICES — 4.6%
T-Mobile US, Inc. (a)	4,094,100	468,201,277
TOTAL COMMON STOCKS (Cost $9,226,601,758)		10,100,932,048
SHORT-TERM INVESTMENTS — 0.6%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (c) (d)	2,140,112	2,140,540
State Street Navigator Securities Lending Portfolio II (e) (f)	58,511,408	58,511,408
TOTAL SHORT-TERM INVESTMENTS (Cost $60,652,162)		60,651,948
TOTAL INVESTMENTS — 100.5% (Cost $9,287,253,920)		10,161,583,996
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(55,512,829)
NET ASSETS — 100.0%		$ 10,106,071,167
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2020.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2020.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$10,100,932,048	$—	$—	$10,100,932,048
Short-Term Investments	60,651,948	—	—	60,651,948
TOTAL INVESTMENTS	$10,161,583,996	$—	$—	$10,161,583,996
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	4,889,562	$4,890,051	$118,884,676	$121,624,362	$(9,611)	$(214)	2,140,112	$ 2,140,540	$ 65,314
State Street Navigator Securities Lending Portfolio II	4,017,892	4,017,892	300,146,972	245,653,456	—	—	58,511,408	58,511,408	60,674
Total		$8,907,943	$419,031,648	$367,277,818	$(9,611)	$(214)		$60,651,948	$125,988
See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 100.0%
AUTO COMPONENTS — 1.4%
Aptiv PLC	1,768,362	$ 162,123,428
BorgWarner, Inc.	1,357,347	52,583,623
		214,707,051
AUTOMOBILES — 2.6%
Ford Motor Co.	25,590,300	170,431,398
General Motors Co.	8,247,531	244,044,442
		414,475,840
DISTRIBUTORS — 0.9%
Genuine Parts Co.	944,731	89,910,049
LKQ Corp. (a)	1,833,424	50,840,848
		140,750,897
HOTELS, RESTAURANTS & LEISURE — 19.0%
Carnival Corp. (b)	3,391,678	51,485,672
Chipotle Mexican Grill, Inc. (a)	183,115	227,741,957
Darden Restaurants, Inc.	851,894	85,819,801
Domino's Pizza, Inc.	257,650	109,573,392
Hilton Worldwide Holdings, Inc.	1,816,082	154,948,116
Las Vegas Sands Corp.	2,150,932	100,362,487
Marriott International, Inc. Class A	1,741,669	161,243,716
McDonald's Corp.	4,816,536	1,057,181,486
MGM Resorts International (b)	2,681,257	58,317,340
Norwegian Cruise Line Holdings, Ltd. (a) (b)	1,805,062	30,884,611
Royal Caribbean Cruises, Ltd. (b)	1,166,852	75,530,330
Starbucks Corp.	7,655,717	657,779,205
Wynn Resorts, Ltd.	635,696	45,649,330
Yum! Brands, Inc.	1,973,880	180,215,244
		2,996,732,687
HOUSEHOLD DURABLES — 4.9%
D.R. Horton, Inc.	2,167,482	163,926,664
Garmin, Ltd.	976,844	92,663,422
Leggett & Platt, Inc.	866,997	35,694,266
Lennar Corp. Class A	1,798,499	146,901,398
Mohawk Industries, Inc. (a)	391,686	38,224,637
Newell Brands, Inc.	2,473,041	42,437,384
NVR, Inc. (a)	22,797	93,082,887
PulteGroup, Inc.	1,756,308	81,299,497
Whirlpool Corp. (b)	407,953	75,018,477
		769,248,632
INTERNET & DIRECT MARKETING RETAIL — 28.5%
Amazon.com, Inc. (a)	1,157,098	3,643,389,186
Booking Holdings, Inc. (a)	268,156	458,729,106
eBay, Inc.	4,354,277	226,857,832
Etsy, Inc. (a)	781,431	95,045,452
Expedia Group, Inc.	888,699	81,484,811
		4,505,506,387
Security Description	Shares	Value
LEISURE EQUIPMENT & PRODUCTS — 0.4%
Hasbro, Inc.	834,523	$ 69,031,743
MULTILINE RETAIL — 6.3%
Dollar General Corp.	1,630,918	341,873,031
Dollar Tree, Inc. (a)	1,554,090	141,950,581
Target Corp.	3,278,527	516,105,720
		999,929,332
SPECIALTY RETAIL — 27.8%
Advance Auto Parts, Inc.	452,767	69,499,734
AutoZone, Inc. (a)	153,017	180,198,940
Best Buy Co., Inc.	1,508,662	167,898,994
CarMax, Inc. (a) (b)	1,068,026	98,162,270
Gap, Inc.	1,345,667	22,916,709
Home Depot, Inc.	6,967,753	1,935,014,686
L Brands, Inc.	1,528,709	48,628,233
Lowe's Cos., Inc.	4,357,891	722,799,801
O'Reilly Automotive, Inc. (a)	485,053	223,648,237
Ross Stores, Inc.	2,330,908	217,520,334
Tiffany & Co.	707,369	81,948,699
TJX Cos., Inc.	7,852,640	436,999,416
Tractor Supply Co.	761,158	109,104,388
Ulta Beauty, Inc. (a)	368,868	82,619,055
		4,396,959,496
TEXTILES, APPAREL & LUXURY GOODS — 8.2%
Hanesbrands, Inc. (b)	2,280,106	35,911,670
NIKE, Inc. Class B	8,057,907	1,011,589,645
PVH Corp.	464,527	27,704,390
Ralph Lauren Corp.	315,410	21,438,418
Tapestry, Inc.	1,809,042	28,275,326
Under Armour, Inc. Class A (a) (b)	1,234,729	13,866,007
Under Armour, Inc. Class C (a)	1,273,530	12,531,535
VF Corp.	2,092,436	146,993,629
		1,298,310,620
TOTAL COMMON STOCKS (Cost $14,652,218,034)		15,805,652,685
SHORT-TERM INVESTMENTS — 0.5%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (c) (d)	1,665,605	1,665,938
State Street Navigator Securities Lending Portfolio II (e) (f)	78,424,080	78,424,080
TOTAL SHORT-TERM INVESTMENTS (Cost $80,090,018)		80,090,018
TOTAL INVESTMENTS — 100.5% (Cost $14,732,308,052)		15,885,742,703
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(76,544,256)
NET ASSETS — 100.0%		$ 15,809,198,447
(a)	Non-income producing security.

See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

(b)	All or a portion of the shares of the security are on loan at September 30, 2020.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2020.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$15,805,652,685	$—	$—	$15,805,652,685
Short-Term Investments	80,090,018	—	—	80,090,018
TOTAL INVESTMENTS	$15,885,742,703	$—	$—	$15,885,742,703
Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	10,102,149	$10,103,159	$ 244,832,947	$ 253,245,612	$(24,556)	$—	1,665,605	$ 1,665,938	$ 113,886
State Street Navigator Securities Lending Portfolio II	84,833,593	84,833,593	1,346,276,646	1,352,686,159	—	—	78,424,080	78,424,080	979,792
Total		$94,936,752	$1,591,109,593	$1,605,931,771	$(24,556)	$—		$80,090,018	$1,093,678
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.6%
BEVERAGES — 24.2%
Brown-Forman Corp. Class B	1,426,924	$ 107,475,916
Coca-Cola Co.	26,953,086	1,330,673,856
Constellation Brands, Inc. Class A	1,322,465	250,620,342
Molson Coors Beverage Co. Class B	1,471,458	49,382,130
Monster Beverage Corp. (a)	2,905,833	233,047,807
PepsiCo, Inc.	9,653,687	1,338,001,018
		3,309,201,069
FOOD & STAPLES RETAILING — 19.4%
Costco Wholesale Corp.	1,818,450	645,549,750
Kroger Co.	6,166,012	209,089,467
Sysco Corp.	4,002,815	249,055,149
Walmart, Inc.	9,680,854	1,354,448,283
Walgreens Boots Alliance, Inc.	5,661,105	203,346,892
		2,661,489,541
FOOD PRODUCTS — 17.7%
Archer-Daniels-Midland Co.	4,373,562	203,326,897
Campbell Soup Co. (b)	1,593,573	77,081,126
Conagra Brands, Inc.	3,844,980	137,304,236
General Mills, Inc.	4,808,553	296,591,549
Hershey Co.	1,155,338	165,606,149
Hormel Foods Corp. (b)	2,196,833	107,403,165
J.M. Smucker Co. (b)	892,338	103,082,886
Kellogg Co. (b)	1,997,340	129,008,191
Kraft Heinz Co.	5,100,332	152,754,943
Lamb Weston Holdings, Inc.	1,142,972	75,744,755
McCormick & Co., Inc.	975,647	189,373,083
Mondelez International, Inc. Class A	11,242,589	645,886,738
Tyson Foods, Inc. Class A	2,307,185	137,231,364
		2,420,395,082
HOUSEHOLD PRODUCTS — 27.2%
Church & Dwight Co., Inc.	1,946,635	182,419,166
Clorox Co. (b)	993,467	208,796,959
Colgate-Palmolive Co.	6,748,611	520,655,339
Kimberly-Clark Corp.	2,684,446	396,385,296
Security Description	Shares	Value
Procter & Gamble Co.	17,357,716	$ 2,412,548,947
		3,720,805,707
PERSONAL PRODUCTS — 2.8%
Estee Lauder Cos., Inc. Class A	1,775,573	387,518,807
TOBACCO — 8.3%
Altria Group, Inc.	14,627,680	565,213,555
Philip Morris International, Inc.	7,592,011	569,324,905
		1,134,538,460
TOTAL COMMON STOCKS (Cost $14,104,096,038)		13,633,948,666
SHORT-TERM INVESTMENTS — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (c) (d)	15,234,551	15,237,598
State Street Navigator Securities Lending Portfolio II (e) (f)	21,096,352	21,096,352
TOTAL SHORT-TERM INVESTMENTS (Cost $36,334,310)		36,333,950
TOTAL INVESTMENTS — 99.9% (Cost $14,140,430,348)		13,670,282,616
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		16,957,306
NET ASSETS — 100.0%		$ 13,687,239,922
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2020.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2020.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$13,633,948,666	$—	$—	$13,633,948,666
Short-Term Investments	36,333,950	—	—	36,333,950
TOTAL INVESTMENTS	$13,670,282,616	$—	$—	$13,670,282,616
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	637,217	$ 637,281	$ 681,427,296	$ 666,773,163	$(53,456)	$(360)	15,234,551	$15,237,598	$180,204
State Street Navigator Securities Lending Portfolio II	121,441,491	121,441,491	706,026,040	806,371,179	—	—	21,096,352	21,096,352	196,124
Total		$122,078,772	$1,387,453,336	$1,473,144,342	$(53,456)	$(360)		$36,333,950	$376,328
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.8%
ENERGY EQUIPMENT & SERVICES — 9.0%
Baker Hughes Co. (a)	10,567,596	$ 140,443,351
Halliburton Co.	14,144,317	170,439,020
National Oilwell Varco, Inc.	6,251,794	56,641,253
Schlumberger, Ltd.	22,349,961	347,765,393
TechnipFMC PLC	6,800,652	42,912,114
		758,201,131
OIL, GAS & CONSUMABLE FUELS — 90.8%
Apache Corp.	6,077,541	57,554,313
Cabot Oil & Gas Corp. (a)	6,417,630	111,410,057
Chevron Corp.	26,694,433	1,921,999,176
Concho Resources, Inc.	3,167,194	139,736,599
ConocoPhillips	12,255,071	402,456,532
Devon Energy Corp. (a)	6,163,579	58,307,457
Diamondback Energy, Inc.	2,541,215	76,541,396
EOG Resources, Inc.	9,374,875	336,933,008
Exxon Mobil Corp.	56,203,093	1,929,452,183
Hess Corp.	4,401,345	180,147,051
HollyFrontier Corp.	2,399,921	47,302,443
Kinder Morgan, Inc.	31,343,084	386,460,226
Marathon Oil Corp. (a)	12,710,925	51,987,683
Marathon Petroleum Corp.	10,476,949	307,393,684
Noble Energy, Inc.	7,803,419	66,719,232
Occidental Petroleum Corp. (a)	13,478,698	134,921,767
ONEOK, Inc.	7,152,218	185,814,624
Phillips 66	7,031,250	364,500,000
Pioneer Natural Resources Co.	2,644,985	227,442,260
Valero Energy Corp.	6,565,317	284,409,532
Williams Cos., Inc.	19,539,682	383,954,751
		7,655,443,974
TOTAL COMMON STOCKS (Cost $16,912,763,444)		8,413,645,105
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 1.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (b) (c)	10,727,178	$ 10,729,324
State Street Navigator Securities Lending Portfolio II (d) (e)	86,266,512	86,266,512
TOTAL SHORT-TERM INVESTMENTS (Cost $96,995,836)		96,995,836
TOTAL INVESTMENTS — 100.9% (Cost $17,009,759,280)		8,510,640,941
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%		(79,851,858)
NET ASSETS — 100.0%		$ 8,430,789,083
(a)	All or a portion of the shares of the security are on loan at September 30, 2020.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2020.
(d)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

At September 30, 2020, open futures contracts purchased were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Energy Sector Index (long)	450	12/18/2020	$15,080,963	$13,936,500	$(1,144,463)
During the period ended September 30, 2020, average notional value related to futures contracts was $1,072,038.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$8,413,645,105	$—	$—	$8,413,645,105
Short-Term Investments	96,995,836	—	—	96,995,836
TOTAL INVESTMENTS	$8,510,640,941	$—	$—	$8,510,640,941
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	$ (1,144,463)	$—	$—	$ (1,144,463)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (1,144,463)	$—	$—	$ (1,144,463)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	12,896,062	$12,897,352	$1,228,230,661	$1,230,320,404	$(78,283)	$ (2)	10,727,178	$10,729,324	$214,412
State Street Navigator Securities Lending Portfolio II	4,960,705	4,960,705	1,131,092,110	1,049,786,303	—	—	86,266,512	86,266,512	118,084
Total		$17,858,057	$2,359,322,771	$2,280,106,707	$(78,283)	$ (2)		$96,995,836	$332,496
See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.9%
BANKS — 34.3%
Bank of America Corp.	47,045,676	$ 1,133,330,335
Citigroup, Inc.	12,845,977	553,790,068
Citizens Financial Group, Inc.	2,633,714	66,580,290
Comerica, Inc.	857,934	32,815,976
Fifth Third Bancorp	4,394,808	93,697,307
First Republic Bank	1,061,998	115,821,502
Huntington Bancshares, Inc.	6,277,202	57,561,942
JPMorgan Chase & Co.	18,804,948	1,810,352,344
KeyCorp	6,022,346	71,846,588
M&T Bank Corp.	791,593	72,897,799
People's United Financial, Inc. (a)	2,621,032	27,022,840
PNC Financial Services Group, Inc.	2,619,401	287,898,364
Regions Financial Corp.	5,924,640	68,311,099
SVB Financial Group (b)	319,400	76,854,028
Truist Financial Corp.	8,315,269	316,395,985
US Bancorp	8,458,369	303,232,529
Wells Fargo & Co.	25,422,389	597,680,365
Zions Bancorp NA	1,011,785	29,564,358
		5,715,653,719
CAPITAL MARKETS — 26.4%
Ameriprise Financial, Inc.	742,101	114,365,185
Bank of New York Mellon Corp.	5,028,799	172,688,958
BlackRock, Inc.	875,071	493,146,262
Cboe Global Markets, Inc.	671,120	58,884,069
Charles Schwab Corp.	7,156,291	259,272,423
CME Group, Inc.	2,212,882	370,237,287
E*TRADE Financial Corp.	1,364,283	68,282,364
Franklin Resources, Inc. (a)	1,650,521	33,588,102
Goldman Sachs Group, Inc.	2,123,127	426,684,833
Intercontinental Exchange, Inc.	3,463,132	346,486,357
Invesco, Ltd. (a)	2,323,295	26,508,796
MarketAxess Holdings, Inc.	234,299	112,836,055
Moody's Corp.	996,081	288,714,078
Morgan Stanley	7,394,261	357,512,519
MSCI, Inc.	516,066	184,122,028
Nasdaq, Inc.	709,514	87,064,463
Northern Trust Corp.	1,284,039	100,116,521
Raymond James Financial, Inc.	753,199	54,802,759
S&P Global, Inc.	1,487,080	536,241,048
State Street Corp. (c)	2,174,310	129,001,812
T Rowe Price Group, Inc.	1,400,634	179,589,292
		4,400,145,211
CONSUMER FINANCE — 4.8%
American Express Co.	4,024,213	403,427,353
Capital One Financial Corp.	2,817,672	202,477,910
Discover Financial Services	1,890,781	109,249,326
Synchrony Financial	3,349,821	87,664,816
		802,819,405
Security Description	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 15.7%
Berkshire Hathaway, Inc. Class B (b)	12,231,061	$ 2,604,482,129
INSURANCE — 18.7%
Aflac, Inc.	4,090,982	148,707,196
Allstate Corp.	1,927,163	181,423,125
American International Group, Inc.	5,315,431	146,333,815
Aon PLC Class A	1,429,414	294,888,108
Arthur J Gallagher & Co.	1,181,641	124,757,657
Assurant, Inc. (a)	368,056	44,648,873
Chubb, Ltd.	2,785,136	323,409,992
Cincinnati Financial Corp.	923,065	71,971,378
Everest Re Group, Ltd.	246,612	48,715,735
Globe Life, Inc.	604,676	48,313,612
Hartford Financial Services Group, Inc.	2,210,185	81,467,419
Lincoln National Corp. (a)	1,120,921	35,118,455
Loews Corp.	1,470,901	51,113,810
Marsh & McLennan Cos., Inc.	3,125,460	358,490,262
MetLife, Inc.	4,760,587	176,951,019
Principal Financial Group, Inc.	1,575,359	63,439,707
Progressive Corp.	3,612,094	341,956,939
Prudential Financial, Inc.	2,437,350	154,820,472
Travelers Cos., Inc.	1,562,339	169,029,456
Unum Group	1,256,004	21,138,547
Willis Towers Watson PLC	795,141	166,041,344
WR Berkley Corp.	867,738	53,062,179
		3,105,799,100
TOTAL COMMON STOCKS (Cost $20,832,103,157)		16,628,899,564
SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (d) (e)	37,581,898	37,589,414
State Street Navigator Securities Lending Portfolio II (c) (f)	23,127,546	23,127,546
TOTAL SHORT-TERM INVESTMENTS (Cost $60,718,532)		60,716,960
TOTAL INVESTMENTS — 100.3% (Cost $20,892,821,689)		16,689,616,524
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(43,212,974)
NET ASSETS — 100.0%		$ 16,646,403,550
(a)	All or a portion of the shares of the security are on loan at September 30, 2020.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2020 are shown in the Affiliate Table below.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.

See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

(e)	The rate shown is the annualized seven-day yield at September 30, 2020.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$16,628,899,564	$—	$—	$16,628,899,564
Short-Term Investments	60,716,960	—	—	60,716,960
TOTAL INVESTMENTS	$16,689,616,524	$—	$—	$16,689,616,524
Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Corp.	2,622,937	$155,251,641	$ 207,839,570	$ 238,095,632	$(14,116,551)	$18,122,784	2,174,310	$129,001,812	$4,798,336
State Street Institutional Liquid Reserves Fund, Premier Class	31,507,466	31,510,617	868,235,769	862,126,779	(27,578)	(2,615)	37,581,898	37,589,414	285,591
State Street Navigator Securities Lending Portfolio II	18,432,206	18,432,206	717,157,803	712,462,463	—	—	23,127,546	23,127,546	83,926
Total		$205,194,464	$1,793,233,142	$1,812,684,874	$(14,144,129)	$18,120,169		$189,718,772	$5,167,853
See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.9%
BIOTECHNOLOGY — 15.1%
AbbVie, Inc.	10,612,395	$ 929,539,678
Alexion Pharmaceuticals, Inc. (a)	1,317,660	150,779,834
Amgen, Inc.	3,521,233	894,956,579
Biogen, Inc. (a)	951,748	269,991,873
Gilead Sciences, Inc.	7,537,340	476,284,514
Incyte Corp. (a)	1,117,612	100,294,501
Regeneron Pharmaceuticals, Inc. (a)	628,533	351,840,203
Vertex Pharmaceuticals, Inc. (a)	1,566,283	426,216,930
		3,599,904,112
HEALTH CARE EQUIPMENT & SUPPLIES — 27.8%
Abbott Laboratories	10,646,661	1,158,676,117
ABIOMED, Inc. (a)	271,417	75,198,794
Align Technology, Inc. (a)	431,033	141,102,963
Baxter International, Inc.	3,043,391	244,749,504
Becton Dickinson and Co.	1,742,617	405,472,124
Boston Scientific Corp. (a)	8,601,119	328,648,757
Cooper Cos., Inc. (b)	295,364	99,573,112
Danaher Corp.	3,795,790	817,347,461
DENTSPLY SIRONA, Inc.	1,313,585	57,443,072
DexCom, Inc. (a)	575,558	237,262,274
Edwards Lifesciences Corp. (a)	3,741,599	298,654,432
Hologic, Inc. (a)	1,559,147	103,636,501
IDEXX Laboratories, Inc. (a)	511,376	201,027,019
Intuitive Surgical, Inc. (a)	703,584	499,220,991
Medtronic PLC	8,083,095	839,995,232
ResMed, Inc.	871,070	149,327,530
STERIS PLC	512,993	90,384,237
Stryker Corp.	1,964,501	409,343,073
Teleflex, Inc.	280,288	95,415,641
Varian Medical Systems, Inc. (a)	548,503	94,342,516
West Pharmaceutical Services, Inc.	444,494	122,191,401
Zimmer Biomet Holdings, Inc.	1,244,787	169,465,302
		6,638,478,053
HEALTH CARE PROVIDERS & SERVICES — 18.5%
AmerisourceBergen Corp.	883,604	85,638,900
Anthem, Inc.	1,512,067	406,126,076
Cardinal Health, Inc.	1,758,123	82,543,875
Centene Corp. (a)	3,483,759	203,207,662
Cigna Corp.	2,207,540	373,979,351
CVS Health Corp.	7,867,890	459,484,776
DaVita, Inc. (a) (b)	452,327	38,741,808
HCA Healthcare, Inc.	1,585,133	197,634,382
Henry Schein, Inc. (a)	860,604	50,586,303
Humana, Inc.	795,313	329,172,098
Laboratory Corp. of America Holdings (a)	586,868	110,489,638
McKesson Corp.	975,090	145,220,154
Quest Diagnostics, Inc.	807,491	92,449,645
UnitedHealth Group, Inc.	5,714,581	1,781,634,918
Security Description	Shares	Value
Universal Health Services, Inc. Class B	468,262	$ 50,113,399
		4,407,022,985
HEALTH CARE TECHNOLOGY — 0.5%
Cerner Corp.	1,837,756	132,851,381
LIFE SCIENCES TOOLS & SERVICES — 8.6%
Agilent Technologies, Inc.	1,853,493	187,091,584
Bio-Rad Laboratories, Inc. Class A (a)	129,033	66,511,350
Illumina, Inc. (a)	877,716	271,284,461
IQVIA Holdings, Inc. (a)	1,149,864	181,253,062
Mettler-Toledo International, Inc. (a)	144,315	139,372,211
PerkinElmer, Inc.	672,598	84,417,775
Thermo Fisher Scientific, Inc.	2,378,846	1,050,308,086
Waters Corp. (a)	372,326	72,856,752
		2,053,095,281
PHARMACEUTICALS — 29.4%
Bristol-Myers Squibb Co.	13,553,478	817,139,189
Catalent, Inc. (a)	986,822	84,531,172
Eli Lilly & Co.	4,772,669	706,450,465
Johnson & Johnson	15,831,870	2,357,048,806
Merck & Co., Inc.	15,209,029	1,261,588,956
Mylan NV (a)	3,121,500	46,291,845
Perrigo Co. PLC	821,258	37,703,955
Pfizer, Inc.	33,414,995	1,226,330,316
Zoetis, Inc.	2,856,564	472,389,989
		7,009,474,693
TOTAL COMMON STOCKS (Cost $23,581,422,185)		23,840,826,505
SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (c) (d)	16,316,773	16,320,037
State Street Navigator Securities Lending Portfolio II (e) (f)	6,266,218	6,266,218
TOTAL SHORT-TERM INVESTMENTS (Cost $22,584,145)		22,586,255
TOTAL INVESTMENTS — 100.0% (Cost $23,604,006,330)		23,863,412,760
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (g)		10,042,120
NET ASSETS — 100.0%		$ 23,873,454,880
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2020.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2020.

See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.
(g)	Amount shown represents less than 0.05% of net assets.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$23,840,826,505	$—	$—	$23,840,826,505
Short-Term Investments	22,586,255	—	—	22,586,255
TOTAL INVESTMENTS	$23,863,412,760	$—	$—	$23,863,412,760
Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	12,480,331	$12,481,579	$1,001,872,627	$ 997,996,262	$(39,606)	$1,699	16,316,773	$16,320,037	$418,529
State Street Navigator Securities Lending Portfolio II	28,805,353	28,805,353	1,440,296,126	1,462,835,261	—	—	6,266,218	6,266,218	525,749
Total		$41,286,932	$2,442,168,753	$2,460,831,523	$(39,606)	$1,699		$22,586,255	$944,278
See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 19.3%
Boeing Co.	2,794,383	$ 461,799,735
General Dynamics Corp.	1,224,094	169,451,332
Howmet Aerospace, Inc.	2,067,247	34,564,370
Huntington Ingalls Industries, Inc.	213,271	30,017,893
L3Harris Technologies, Inc.	1,138,643	193,387,127
Lockheed Martin Corp.	1,295,566	496,564,537
Northrop Grumman Corp.	816,592	257,626,610
Raytheon Technologies Corp.	8,045,628	462,945,435
Teledyne Technologies, Inc. (a)	194,233	60,253,019
Textron, Inc.	1,200,974	43,343,152
TransDigm Group, Inc.	285,470	135,632,506
		2,345,585,716
AIR FREIGHT & LOGISTICS — 9.0%
C.H. Robinson Worldwide, Inc. (b)	709,976	72,552,447
Expeditors International of Washington, Inc.	883,011	79,930,156
FedEx Corp.	1,269,471	319,297,346
United Parcel Service, Inc. Class B	3,723,916	620,516,123
		1,092,296,072
AIRLINES — 2.7%
Alaska Air Group, Inc.	651,189	23,853,054
American Airlines Group, Inc. (b)	2,678,377	32,917,253
Delta Air Lines, Inc.	3,359,337	102,728,525
Southwest Airlines Co.	3,106,691	116,500,913
United Airlines Holdings, Inc. (a)	1,532,430	53,251,943
		329,251,688
BUILDING PRODUCTS — 5.5%
A.O. Smith Corp.	712,960	37,644,288
Allegion PLC	485,779	48,048,401
Carrier Global Corp.	4,288,064	130,957,474
Fortune Brands Home & Security, Inc.	727,554	62,947,972
Johnson Controls International PLC	3,918,627	160,075,913
Masco Corp.	1,377,321	75,931,707
Trane Technologies PLC	1,260,601	152,847,871
		668,453,626
COMMERCIAL SERVICES & SUPPLIES — 5.3%
Cintas Corp.	457,858	152,388,878
Copart, Inc. (a)	1,088,131	114,427,856
Republic Services, Inc.	1,107,099	103,347,692
Rollins, Inc. (b)	776,816	42,095,659
Waste Management, Inc.	2,046,964	231,654,916
		643,915,001
CONSTRUCTION & ENGINEERING — 0.8%
Jacobs Engineering Group, Inc.	685,756	63,617,584
Quanta Services, Inc.	726,952	38,426,683
		102,044,267
Security Description	Shares	Value
ELECTRICAL EQUIPMENT — 5.5%
AMETEK, Inc.	1,209,410	$ 120,215,354
Eaton Corp. PLC	2,107,196	214,997,208
Emerson Electric Co.	3,147,322	206,369,903
Rockwell Automation, Inc.	610,782	134,787,372
		676,369,837
INDUSTRIAL CONGLOMERATES — 13.1%
3M Co.	3,033,719	485,941,109
General Electric Co.	46,100,745	287,207,641
Honeywell International, Inc.	3,696,009	608,400,042
Roper Technologies, Inc.	551,543	217,920,155
		1,599,468,947
MACHINERY — 19.8%
Caterpillar, Inc.	2,851,907	425,361,929
Cummins, Inc.	777,735	164,226,522
Deere & Co.	1,650,431	365,785,022
Dover Corp.	758,247	82,148,480
Flowserve Corp.	685,501	18,707,322
Fortive Corp.	1,775,291	135,294,927
IDEX Corp.	397,709	72,546,099
Illinois Tool Works, Inc.	1,515,270	292,765,317
Ingersoll Rand, Inc. (a)	1,954,920	69,595,152
Otis Worldwide Corp.	2,144,090	133,834,098
PACCAR, Inc.	1,823,133	155,476,782
Parker-Hannifin Corp.	677,094	137,003,200
Pentair PLC	873,800	39,993,826
Snap-on, Inc.	286,877	42,208,213
Stanley Black & Decker, Inc.	840,961	136,403,874
Westinghouse Air Brake Technologies Corp.	942,070	58,295,292
Xylem, Inc.	947,823	79,730,871
		2,409,376,926
PROFESSIONAL SERVICES — 3.9%
Equifax, Inc.	639,684	100,366,419
IHS Markit, Ltd.	1,964,513	154,233,916
Nielsen Holdings PLC	1,878,859	26,642,221
Robert Half International, Inc.	603,789	31,964,590
Verisk Analytics, Inc.	855,285	158,492,863
		471,700,009
ROAD & RAIL — 12.6%
CSX Corp.	4,029,312	312,956,663
JB Hunt Transport Services, Inc.	438,911	55,469,572
Kansas City Southern	496,892	89,852,980
Norfolk Southern Corp.	1,343,517	287,499,203
Old Dominion Freight Line, Inc.	506,712	91,674,335
Union Pacific Corp.	3,575,197	703,849,034
		1,541,301,787
TRADING COMPANIES & DISTRIBUTORS — 2.4%
Fastenal Co.	3,021,163	136,224,240
United Rentals, Inc. (a)	379,623	66,244,213

See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

Security Description	Shares	Value
W.W. Grainger, Inc.	237,008	$ 84,557,344
		287,025,797
TOTAL COMMON STOCKS (Cost $13,960,318,268)		12,166,789,673
SHORT-TERM INVESTMENTS — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (c) (d)	8,121,441	8,123,066
State Street Navigator Securities Lending Portfolio II (e) (f)	30,103,138	30,103,138
TOTAL SHORT-TERM INVESTMENTS (Cost $38,226,204)		38,226,204
TOTAL INVESTMENTS — 100.2% (Cost $13,998,544,472)		12,205,015,877
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(25,282,287)
NET ASSETS — 100.0%		$ 12,179,733,590

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2020.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2020.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$12,166,789,673	$—	$—	$12,166,789,673
Short-Term Investments	38,226,204	—	—	38,226,204
TOTAL INVESTMENTS	$12,205,015,877	$—	$—	$12,205,015,877
Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	6,868,611	$ 6,869,298	$311,266,142	$309,985,919	$(26,438)	$(17)	8,121,441	$ 8,123,066	$145,263
State Street Navigator Securities Lending Portfolio II	57,921,882	57,921,882	520,973,442	548,792,186	—	—	30,103,138	30,103,138	237,615
Total		$64,791,180	$832,239,584	$858,778,105	$(26,438)	$(17)		$38,226,204	$382,878
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.9%
CHEMICALS — 69.4%
Air Products & Chemicals, Inc.	1,181,680	$ 351,975,205
Albemarle Corp. (a)	592,808	52,925,898
Celanese Corp.	659,405	70,853,067
CF Industries Holdings, Inc.	1,192,200	36,612,462
Corteva, Inc.	4,172,612	120,212,952
Dow, Inc.	3,599,378	169,350,735
DuPont de Nemours, Inc.	3,063,465	169,961,038
Eastman Chemical Co.	754,458	58,938,259
Ecolab, Inc.	1,328,220	265,431,485
FMC Corp.	722,205	76,488,732
International Flavors & Fragrances, Inc.	596,144	72,997,833
Linde PLC	2,810,455	669,253,649
LyondellBasell Industries NV Class A	1,432,862	101,002,442
Mosaic Co.	1,922,914	35,131,639
PPG Industries, Inc.	1,315,421	160,586,596
Sherwin-Williams Co.	438,372	305,431,307
		2,717,153,299
CONSTRUCTION MATERIALS — 4.7%
Martin Marietta Materials, Inc.	347,101	81,693,691
Vulcan Materials Co.	738,325	100,072,571
		181,766,262
CONTAINERS & PACKAGING — 13.7%
Amcor PLC	8,742,895	96,608,990
Avery Dennison Corp.	465,266	59,479,605
Ball Corp.	1,820,392	151,310,983
International Paper Co.	2,191,184	88,830,599
Packaging Corp. of America	528,627	57,646,774
Sealed Air Corp.	867,801	33,679,357
Westrock Co.	1,447,209	50,276,041
		537,832,349
Security Description	Shares	Value
METALS & MINING — 12.1%
Freeport-McMoRan, Inc.	8,094,846	$ 126,603,391
Newmont Corp.	4,296,029	272,583,040
Nucor Corp.	1,682,822	75,491,395
		474,677,826
TOTAL COMMON STOCKS (Cost $4,221,745,663)		3,911,429,736
SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (b) (c)	1,610,420	1,610,743
State Street Navigator Securities Lending Portfolio II (d) (e)	2,983,864	2,983,864
TOTAL SHORT-TERM INVESTMENTS (Cost $4,594,712)		4,594,607
TOTAL INVESTMENTS — 100.0% (Cost $4,226,340,375)		3,916,024,343
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (f)		1,019,944
NET ASSETS — 100.0%		$ 3,917,044,287
(a)	All or a portion of the shares of the security are on loan at September 30, 2020.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2020.
(d)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.
(f)	Amount shown represents less than 0.05% of net assets.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$3,911,429,736	$—	$—	$3,911,429,736
Short-Term Investments	4,594,607	—	—	4,594,607
TOTAL INVESTMENTS	$3,916,024,343	$—	$—	$3,916,024,343
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,045,819	$ 1,045,923	$111,411,848	$110,833,531	$(13,392)	$(105)	1,610,420	$1,610,743	$ 43,433
State Street Navigator Securities Lending Portfolio II	72,906,398	72,906,398	516,738,365	586,660,899	—	—	2,983,864	2,983,864	415,256
Total		$73,952,321	$628,150,213	$697,494,430	$(13,392)	$(105)		$4,594,607	$458,689
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 97.6%
Alexandria Real Estate Equities, Inc. REIT	362,673	$ 58,027,680
American Tower Corp. REIT	1,361,512	329,118,296
Apartment Investment and Management Co. Class A REIT	457,266	15,419,010
AvalonBay Communities, Inc. REIT	435,202	64,993,067
Boston Properties, Inc. REIT	438,068	35,176,860
Crown Castle International Corp. REIT	1,288,158	214,478,307
Digital Realty Trust, Inc. REIT	825,795	121,193,674
Duke Realty Corp. REIT	1,146,126	42,292,049
Equinix, Inc. REIT	271,791	206,596,493
Equity Residential REIT	1,059,000	54,358,470
Essex Property Trust, Inc. REIT	201,687	40,496,733
Extra Space Storage, Inc. REIT	399,263	42,717,148
Federal Realty Investment Trust REIT	210,705	15,474,175
Healthpeak Properties, Inc. REIT	1,665,011	45,205,049
Host Hotels & Resorts, Inc. REIT	2,182,342	23,547,470
Iron Mountain, Inc. REIT (a)	891,622	23,886,553
Kimco Realty Corp. REIT	1,329,707	14,972,501
Mid-America Apartment Communities, Inc. REIT	353,770	41,019,632
Prologis, Inc. REIT	2,267,657	228,171,647
Public Storage REIT	466,893	103,986,409
Realty Income Corp. REIT	1,067,005	64,820,554
Regency Centers Corp. REIT	488,325	18,566,117
SBA Communications Corp. REIT	321,930	102,528,266
Simon Property Group, Inc. REIT	945,994	61,186,892
SL Green Realty Corp. REIT (a)	224,197	10,396,015
UDR, Inc. REIT	912,824	29,767,191
Ventas, Inc. REIT	1,153,873	48,416,511
Vornado Realty Trust REIT	479,811	16,174,429
Welltower, Inc. REIT	1,290,450	71,090,890
Security Description	Shares	Value
Weyerhaeuser Co. REIT	2,307,820	$ 65,819,026
		2,209,897,114
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.2%
CBRE Group, Inc. Class A (b)	1,036,975	48,706,715
TOTAL COMMON STOCKS (Cost $2,764,386,454)		2,258,603,829
SHORT-TERM INVESTMENTS — 0.5%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (c) (d)	6,434,272	6,435,559
State Street Navigator Securities Lending Portfolio II (e) (f)	5,803,298	5,803,298
TOTAL SHORT-TERM INVESTMENTS (Cost $12,238,990)		12,238,857
TOTAL INVESTMENTS — 100.3% (Cost $2,776,625,444)		2,270,842,686
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(6,436,925)
NET ASSETS — 100.0%		$ 2,264,405,761
(a)	All or a portion of the shares of the security are on loan at September 30, 2020.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2020.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.
REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$2,258,603,829	$—	$—	$2,258,603,829
Short-Term Investments	12,238,857	—	—	12,238,857
TOTAL INVESTMENTS	$2,270,842,686	$—	$—	$2,270,842,686
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	7,560,491	$ 7,561,247	$156,387,603	$157,507,093	$(5,917)	$(281)	6,434,272	$ 6,435,559	$19,119
State Street Navigator Securities Lending Portfolio II	16,954,517	16,954,517	329,067,638	340,218,857	—	—	5,803,298	5,803,298	40,375
Total		$24,515,764	$485,455,241	$497,725,950	$(5,917)	$(281)		$12,238,857	$59,494
See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.9%
COMMUNICATIONS EQUIPMENT — 2.8%
Arista Networks, Inc. (a)	237,318	$ 49,108,214
Cisco Systems, Inc.	18,371,281	723,644,759
F5 Networks, Inc. (a)	265,518	32,597,645
Juniper Networks, Inc.	1,445,305	31,074,057
Motorola Solutions, Inc.	736,815	115,539,960
		951,964,635
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.9%
Amphenol Corp. Class A	1,294,816	140,189,728
CDW Corp.	618,699	73,953,092
Corning, Inc.	3,302,242	107,025,663
FLIR Systems, Inc.	570,213	20,442,136
IPG Photonics Corp. (a)	154,875	26,324,104
Keysight Technologies, Inc. (a)	812,098	80,219,040
TE Connectivity, Ltd.	1,432,257	139,988,799
Zebra Technologies Corp. Class A (a)	231,584	58,465,697
		646,608,259
IT SERVICES — 19.9%
Accenture PLC Class A	2,760,873	623,929,689
Akamai Technologies, Inc. (a)	706,039	78,045,551
Automatic Data Processing, Inc.	1,865,852	260,267,696
Broadridge Financial Solutions, Inc.	500,679	66,089,628
Cognizant Technology Solutions Corp. Class A	2,353,097	163,351,994
DXC Technology Co.	1,106,025	19,742,546
Fidelity National Information Services, Inc.	2,688,817	395,820,751
Fiserv, Inc. (a)	2,411,947	248,551,138
FleetCor Technologies, Inc. (a)	364,781	86,854,356
Gartner, Inc. (a)	386,991	48,354,525
Global Payments, Inc.	1,298,629	230,610,538
International Business Machines Corp.	3,864,771	470,226,688
Jack Henry & Associates, Inc.	332,350	54,036,787
Leidos Holdings, Inc.	579,635	51,674,460
Mastercard, Inc. Class A	3,833,367	1,296,329,718
Paychex, Inc.	1,390,333	110,906,863
PayPal Holdings, Inc. (a)	5,091,692	1,003,216,075
VeriSign, Inc. (a)	438,372	89,800,504
Visa, Inc. Class A (b)	7,316,609	1,463,102,302
Western Union Co.	1,782,180	38,192,117
		6,799,103,926
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 18.0%
Advanced Micro Devices, Inc. (a)	5,094,960	417,735,770
Analog Devices, Inc.	1,603,722	187,218,506
Applied Materials, Inc.	3,963,221	235,613,488
Broadcom, Inc.	1,745,274	635,838,224
Intel Corp.	18,456,303	955,667,369
KLA Corp.	674,643	130,705,335
Security Description	Shares	Value
Lam Research Corp.	631,971	$ 209,656,379
Maxim Integrated Products, Inc.	1,158,572	78,331,053
Microchip Technology, Inc. (b)	1,095,491	112,572,655
Micron Technology, Inc. (a)	4,821,311	226,408,765
NVIDIA Corp.	2,677,517	1,449,125,751
Qorvo, Inc. (a)	495,356	63,905,878
QUALCOMM, Inc.	4,896,211	576,186,110
Skyworks Solutions, Inc.	724,849	105,465,529
Teradyne, Inc.	719,872	57,201,029
Texas Instruments, Inc.	3,974,802	567,561,978
Xilinx, Inc.	1,060,390	110,535,054
		6,119,728,873
SOFTWARE — 32.7%
Adobe, Inc. (a)	2,081,576	1,020,867,318
ANSYS, Inc. (a)	372,316	121,832,965
Autodesk, Inc. (a)	951,589	219,826,575
Cadence Design Systems, Inc. (a)	1,209,890	129,010,571
Citrix Systems, Inc.	536,057	73,820,409
Fortinet, Inc. (a)	582,904	68,671,920
Intuit, Inc.	1,136,105	370,608,812
Microsoft Corp.	32,840,480	6,907,338,158
NortonLifeLock, Inc.	2,562,706	53,406,793
Oracle Corp.	8,389,638	500,861,389
Paycom Software, Inc. (a)	212,366	66,109,536
salesforce.com, Inc. (a)	3,949,015	992,466,450
ServiceNow, Inc. (a)	832,305	403,667,925
Synopsys, Inc. (a)	658,634	140,934,503
Tyler Technologies, Inc. (a)	174,650	60,876,004
		11,130,299,328
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 24.6%
Apple, Inc.	69,764,958	8,079,479,786
Hewlett Packard Enterprise Co.	5,578,076	52,266,572
HP, Inc.	5,960,432	113,188,604
NetApp, Inc.	964,565	42,286,530
Seagate Technology PLC	967,859	47,686,413
Western Digital Corp.	1,312,810	47,983,205
Xerox Holdings Corp.	779,678	14,634,556
		8,397,525,666
TOTAL COMMON STOCKS (Cost $25,974,298,163)		34,045,230,687
SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (c) (d) (Cost $50,192,156)	50,198,726	50,208,766
TOTAL INVESTMENTS — 100.0% (Cost $26,024,490,319)		34,095,439,453
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (e)		(413,836)
NET ASSETS — 100.0%		$ 34,095,025,617
(a)	Non-income producing security.

See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

(b)	All or a portion of the shares of the security are on loan at September 30, 2020.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2020.
(e)	Amount shown represents less than 0.05% of net assets.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$34,045,230,687	$—	$—	$34,045,230,687
Short-Term Investment	50,208,766	—	—	50,208,766
TOTAL INVESTMENTS	$34,095,439,453	$—	$—	$34,095,439,453
Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	44,116,854	$ 44,121,266	$ 640,924,626	$ 634,768,818	$(84,782)	$16,474	50,198,726	$50,208,766	$443,418
State Street Navigator Securities Lending Portfolio II	130,802,180	130,802,180	510,519,164	641,321,344	—	—	—	—	170,712
Total		$174,923,446	$1,151,443,790	$1,276,090,162	$(84,782)	$16,474		$50,208,766	$614,130
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2020

Security Description	Shares	Value
COMMON STOCKS — 99.6%
ELECTRIC UTILITIES — 61.9%
Alliant Energy Corp.	3,427,045	$ 177,006,874
American Electric Power Co., Inc.	6,811,058	556,667,770
Duke Energy Corp.	10,095,695	894,074,749
Edison International	5,192,032	263,962,907
Entergy Corp.	2,748,456	270,805,370
Evergy, Inc.	3,113,808	158,243,723
Eversource Energy	4,704,079	393,025,800
Exelon Corp.	13,377,709	478,386,874
FirstEnergy Corp.	7,441,911	213,657,265
NextEra Energy, Inc.	6,721,730	1,865,683,379
NRG Energy, Inc.	3,369,564	103,580,397
Pinnacle West Capital Corp.	1,552,889	115,767,875
PPL Corp.	10,553,611	287,163,755
Southern Co.	14,498,226	786,093,814
Xcel Energy, Inc.	7,211,677	497,677,830
		7,061,798,382
GAS UTILITIES — 1.4%
Atmos Energy Corp. (a)	1,688,254	161,380,200
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 1.4%
AES Corp.	9,130,717	165,357,285
MULTI-UTILITIES — 31.7%
Ameren Corp.	3,391,857	268,228,051
CenterPoint Energy, Inc. (a)	7,479,079	144,720,179
CMS Energy Corp.	3,929,975	241,339,765
Consolidated Edison, Inc.	4,591,842	357,245,308
Dominion Energy, Inc.	11,533,152	910,311,687
DTE Energy Co.	2,644,643	304,239,731
NiSource, Inc.	5,258,027	115,676,594
Public Service Enterprise Group, Inc.	6,942,808	381,229,587
Security Description	Shares	Value
Sempra Energy	3,970,820	$ 469,986,255
WEC Energy Group, Inc.	4,330,183	419,594,733
		3,612,571,890
WATER UTILITIES — 3.2%
American Water Works Co., Inc.	2,487,512	360,390,738
TOTAL COMMON STOCKS (Cost $12,677,513,932)		11,361,498,495
SHORT-TERM INVESTMENTS — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.11% (b) (c)	25,585,277	25,590,394
State Street Navigator Securities Lending Portfolio II (d) (e)	1,859,303	1,859,303
TOTAL SHORT-TERM INVESTMENTS (Cost $27,445,044)		27,449,697
TOTAL INVESTMENTS — 99.9% (Cost $12,704,958,976)		11,388,948,192
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		16,803,113
NET ASSETS — 100.0%		$ 11,405,751,305
(a)	All or a portion of the shares of the security are on loan at September 30, 2020.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2020.
(d)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2020 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2020.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$11,361,498,495	$—	$—	$11,361,498,495
Short-Term Investments	27,449,697	—	—	27,449,697
TOTAL INVESTMENTS	$11,388,948,192	$—	$—	$11,388,948,192
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2020

Affiliate Table
	Number of Shares Held at 9/30/19	Value at 9/30/19	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/20	Value at 9/30/20	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	8,627,998	$8,628,861	$ 610,947,141	$ 593,926,926	$(63,334)	$4,652	25,585,277	$25,590,394	$221,981
State Street Navigator Securities Lending Portfolio II	—	—	1,358,582,239	1,356,722,936	—	—	1,859,303	1,859,303	117,546
Total		$8,628,861	$1,969,529,380	$1,950,649,862	$(63,334)	$4,652		$27,449,697	$339,527
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2020

	The Communication Services Select Sector SPDR Fund	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value*	$10,100,932,048	$15,805,652,685	$13,633,948,666
Investments in affiliated issuers, at value	60,651,948	80,090,018	36,333,950
Total Investments	10,161,583,996	15,885,742,703	13,670,282,616
Net cash at broker	—	—	—
Cash	—	—	—
Receivable for investments sold	—	—	—
Receivable for income related to Select Sector SPDR shares in-kind transactions	867	—	—
Dividends receivable — unaffiliated issuers	4,883,503	4,915,805	40,892,216
Dividends receivable — affiliated issuers	1,264	1,825	2,210
Securities lending income receivable — unaffiliated issuers	23,036	7,018	7,428
Securities lending income receivable — affiliated issuers	—	17,574	915
Receivable from Affiliate (Note 4)	—	—	—
Other Receivable	6,197	—	—
Prepaid expenses and other assets	14,761	27,303	27,955
TOTAL ASSETS	10,166,513,624	15,890,712,228	13,711,213,340
LIABILITIES
Due to custodian	6,197	—	—
Payable upon return of securities loaned	58,511,408	78,424,080	21,096,352
Payable for investments purchased	—	—	—
Payable for income related to Select Sector SPDR shares in-kind transactions	—	32,896	12,985
Payable to broker – accumulated variation margin on open futures contracts	—	—	—
Advisory and Administration fees payable	279,601	421,818	379,844
Custodian fees payable	24,056	65,995	53,207
Distribution fees payable	457,923	681,253	693,829
Unitary fees payable	36,132	45,499	60,625
Trustees’ fees and expenses payable	—	1,741	—
License fee payable	1,074,248	1,505,378	1,444,684
Professional fees payable	29,240	34,787	34,179
Printing and postage fees payable	19,031	292,683	190,844
Accrued expenses and other liabilities	4,621	7,651	6,869
TOTAL LIABILITIES	60,442,457	81,513,781	23,973,418
NET ASSETS	$10,106,071,167	$15,809,198,447	$13,687,239,922
NET ASSETS CONSIST OF:
Paid-in Capital	$ 9,413,478,932	$15,790,187,796	$15,112,558,978
Total distributable earnings (loss)	692,592,235	19,010,651	(1,425,319,056)
NET ASSETS	$10,106,071,167	$15,809,198,447	$13,687,239,922
NET ASSET VALUE PER SHARE
Net asset value per share	$ 59.40	$ 146.99	$ 64.13
Shares outstanding (unlimited amount authorized, $0.01 par value)	170,150,000	107,553,252	213,421,809
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$ 9,226,601,758	$14,652,218,034	$14,104,096,038
Investments in affiliated issuers	60,652,162	80,090,018	36,334,310
Total cost of investments	$ 9,287,253,920	$14,732,308,052	$14,140,430,348
* Includes investments in securities on loan, at value	$ 141,728,609	$ 227,821,612	$ 75,543,755
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund	The Financial Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund

$ 8,413,645,105	$16,499,897,752	$23,840,826,505	$12,166,789,673	$ 3,911,429,736	$2,258,603,829	$34,045,230,687
96,995,836	189,718,772	22,586,255	38,226,204	4,594,607	12,238,857	50,208,766
8,510,640,941	16,689,616,524	23,863,412,760	12,205,015,877	3,916,024,343	2,270,842,686	34,095,439,453
3,226,500	—	—	—	—	—	—
—	—	1,317,918	613,649	—	—	—
—	—	—	—	—	6,910,809	—
1,820	—	16,472	—	—	—	289
6,094,126	13,167,468	19,570,823	6,082,507	4,776,225	5,807,114	6,339,356
5,304	1,132,596	5,462	2,141	838	213	7,635
641	1,081	5,516	6,308	85	1,843	9,654
10,302	1,555	1,766	16,401	1,760	1,202	1,278
290,417	—	—	—	—	—	—
180	—	104,591	396,723	—	—	—
20,238	43,221	42,208	19,938	7,682	7,918	53,226
8,520,290,469	16,703,962,445	23,884,477,516	12,212,153,544	3,920,810,933	2,283,571,785	34,101,850,891

—	—	—	—	—	—	—
86,266,512	23,127,546	6,266,218	30,103,138	2,983,864	5,803,298	—
—	30,472,465	—	—	—	12,797,548	—
—	25,473	—	12,003	2,344	21,929	—
1,143,000	—	—	—	—	—	—
244,739	475,564	640,621	320,651	104,292	62,733	933,258
67,411	122,134	95,192	53,348	2,064	2,043	104,237
336,958	815,416	1,007,159	511,220	182,525	152,039	1,531,066
8,023	64,190	103,770	38,115	7,435	5,705	205,001
1,004	5,914	—	2,636	—	—	—
1,113,048	1,748,514	2,484,226	1,108,243	375,053	288,009	3,516,671
31,737	40,990	35,232	32,774	28,716	28,881	37,878
281,729	648,821	380,380	231,677	75,854	—	487,126
7,225	11,868	9,838	6,149	4,499	3,839	10,037
89,501,386	57,558,895	11,022,636	32,419,954	3,766,646	19,166,024	6,825,274
$ 8,430,789,083	$16,646,403,550	$23,873,454,880	$12,179,733,590	$ 3,917,044,287	$2,264,405,761	$34,095,025,617

$ 22,552,033,680	$21,640,167,984	$24,358,383,795	$14,545,640,906	$ 5,078,438,047	$2,857,907,942	$27,019,243,655
(14,121,244,597)	(4,993,764,434)	(484,928,915)	(2,365,907,316)	(1,161,393,760)	(593,502,181)	7,075,781,962
$ 8,430,789,083	$16,646,403,550	$23,873,454,880	$12,179,733,590	$ 3,917,044,287	$2,264,405,761	$34,095,025,617

$ 29.97	$ 24.06	$ 105.56	$ 76.98	$ 63.62	$ 35.30	$ 116.76
281,274,200	691,845,427	226,165,324	158,226,000	61,573,725	64,150,000	292,005,897

$ 16,912,763,444	$20,625,167,874	$23,581,422,185	$13,960,318,268	$ 4,221,745,663	$2,764,386,454	$25,974,298,163
96,995,836	267,653,815	22,584,145	38,226,204	4,594,712	12,238,990	50,192,156
$ 17,009,759,280	$20,892,821,689	$23,604,006,330	$13,998,544,472	$ 4,226,340,375	$2,776,625,444	$26,024,490,319
$ 100,319,431	$ 53,400,270	$ 21,468,701	$ 70,634,149	$ 3,001,683	$ 29,772,316	$ 80,908,114

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (continued)
September 30, 2020

The Utilities Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value*	$11,361,498,495
Investments in affiliated issuers, at value	27,449,697
Total Investments	11,388,948,192
Cash	2,716,797
Receivable for income related to Select Sector SPDR shares in-kind transactions	1,627
Dividends receivable — unaffiliated issuers	18,298,351
Dividends receivable — affiliated issuers	3,742
Securities lending income receivable — unaffiliated issuers	1,789
Securities lending income receivable — affiliated issuers	223
Prepaid expenses and other assets	23,003
TOTAL ASSETS	11,409,993,724
LIABILITIES
Payable upon return of securities loaned	1,859,303
Advisory and Administration fees payable	316,337
Custodian fees payable	45,066
Distribution fees payable	559,893
Unitary fees payable	48,887
License fee payable	1,248,195
Professional fees payable	33,001
Printing and postage fees payable	125,429
Accrued expenses and other liabilities	6,308
TOTAL LIABILITIES	4,242,419
NET ASSETS	$11,405,751,305
NET ASSETS CONSIST OF:
Paid-in Capital	$13,485,720,738
Total distributable earnings (loss)	(2,079,969,433)
NET ASSETS	$11,405,751,305
NET ASSET VALUE PER SHARE
Net asset value per share	$ 59.40
Shares outstanding (unlimited amount authorized, $0.01 par value)	192,024,160
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$12,677,513,932
Investments in affiliated issuers	27,445,044
Total cost of investments	$12,704,958,976
* Includes investments in securities on loan, at value	$ 12,946,310
See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2020

	The Communication Services Select Sector SPDR Fund	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund
INVESTMENT INCOME
Dividend income — unaffiliated issuers	79,027,339	$ 177,700,736	$ 392,081,285
Dividend income — affiliated issuers	65,314	113,886	180,204
Unaffiliated securities lending income	53,033	268,359	75,634
Affiliated securities lending income	60,674	979,792	196,124
TOTAL INVESTMENT INCOME (LOSS)	79,206,360	179,062,773	392,533,247
EXPENSES
Advisory and Administration fees	2,652,472	4,577,683	4,565,846
Distribution fees	2,798,810	4,825,841	4,811,130
License fees	3,144,065	5,421,514	5,405,359
Custodian fees	47,992	82,800	82,500
Unitary fees	832,175	1,443,112	1,442,758
Trustees’ fees and expenses	71,503	141,234	139,379
Professional fees	50,326	56,044	58,216
Printing and postage fees	363,243	719,855	737,860
Insurance expense	13,501	35,136	30,076
Miscellaneous expenses	45,690	83,101	72,497
TOTAL EXPENSES	10,019,777	17,386,320	17,345,621
NET INVESTMENT INCOME (LOSS)	$ 69,186,583	$ 161,676,453	$ 375,187,626
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(161,815,587)	(346,322,390)	(222,762,216)
Investments — affiliated issuers	(9,611)	(24,556)	(53,456)
In-kind redemptions — unaffiliated issuers	879,014,473	1,103,929,540	860,391,108
In-kind redemptions — affiliated issuers	—	—	—
Futures contracts	—	—	—
Net realized gain (loss)	717,189,275	757,582,594	637,575,436
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	964,703,693	1,663,264,499	(181,064,415)
Investments — affiliated issuers	(214)	—	(360)
Futures contracts	—	—	—
Net change in unrealized appreciation/depreciation	964,703,479	1,663,264,499	(181,064,775)
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,681,892,754	2,420,847,093	456,510,661
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,751,079,337	$2,582,523,546	$ 831,698,287
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund	The Financial Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund

$ 510,164,350	$ 485,452,052	$ 383,273,868	$ 198,311,654	$ 84,111,458	$ 90,376,088	$ 384,587,794
214,412	5,083,927	418,529	145,263	43,433	19,119	443,418
24,566	68,439	698,169	248,848	27,543	57,902	308,001
118,084	83,926	525,749	237,615	415,256	40,375	170,712
510,521,412	490,688,344	384,916,315	198,943,380	84,597,690	90,493,484	385,509,925

3,255,205	6,718,402	7,131,363	3,298,512	1,231,222	1,181,266	9,334,180
3,414,624	7,076,608	7,507,594	3,469,491	1,286,962	1,243,562	9,848,264
3,854,471	7,958,897	8,448,694	3,905,584	1,457,952	1,399,242	11,051,216
58,867	121,464	128,932	59,675	22,262	21,330	168,852
1,025,436	2,128,013	2,248,399	1,039,081	386,675	374,293	2,932,294
101,409	225,448	203,795	102,411	39,295	38,967	259,438
38,130	63,794	67,844	44,063	32,678	34,605	84,000
520,391	1,203,052	1,145,836	495,811	168,975	151,237	1,444,996
34,204	64,895	51,279	27,491	10,474	8,339	56,806
82,320	129,480	105,258	70,852	36,921	32,284	113,404
12,385,057	25,690,053	27,038,994	12,512,971	4,673,416	4,485,125	35,293,450
$ 498,136,355	$ 464,998,291	$ 357,877,321	$ 186,430,409	$ 79,924,274	$ 86,008,359	$ 350,216,475

(2,023,167,626)	(349,900,671)	(417,800,255)	(107,378,906)	(91,624,492)	(51,521,752)	(122,913,749)
(78,283)	(6,095,964)	(39,606)	(26,438)	(13,392)	(5,917)	(84,782)
439,779,210	955,173,190	1,452,611,834	108,734,317	142,159,896	258,154,878	3,966,255,546
—	(8,048,165)	—	—	—	—	—
(9,045,645)	—	—	—	—	—	—
(1,592,512,344)	591,128,390	1,034,771,973	1,328,973	50,522,012	206,627,209	3,843,257,015

(4,050,040,201)	(3,414,815,237)	2,336,205,722	(581,255,948)	116,623,043	(686,958,521)	6,857,134,218
(2)	18,120,169	1,699	(17)	(105)	(281)	16,474
(1,144,463)	—	—	—	—	—	—
(4,051,184,666)	(3,396,695,068)	2,336,207,421	(581,255,965)	116,622,938	(686,958,802)	6,857,150,692
(5,643,697,010)	(2,805,566,678)	3,370,979,394	(579,926,992)	167,144,950	(480,331,593)	10,700,407,707
$(5,145,560,655)	$(2,340,568,387)	$3,728,856,715	$(393,496,583)	$247,069,224	$(394,323,234)	$11,050,624,182

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS  (continued)
For the Year Ended September 30, 2020

The Utilities Select Sector SPDR Fund
INVESTMENT INCOME
Dividend income — unaffiliated issuers	$ 388,108,100
Dividend income — affiliated issuers	221,981
Unaffiliated securities lending income	97,868
Affiliated securities lending income	117,546
TOTAL INVESTMENT INCOME (LOSS)	388,545,495
EXPENSES
Advisory and Administration fees	3,779,441
Distribution fees	3,983,086
License fees	4,476,410
Custodian fees	68,295
Unitary fees	1,195,416
Trustees’ fees and expenses	114,544
Professional fees	52,339
Printing and postage fees	611,624
Insurance expense	25,254
Miscellaneous expenses	65,587
TOTAL EXPENSES	14,371,996
NET INVESTMENT INCOME (LOSS)	$ 374,173,499
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(102,914,516)
Investments — affiliated issuers	(63,334)
In-kind redemptions — unaffiliated issuers	781,274,297
Net realized gain (loss)	678,296,447
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(1,937,382,289)
Investments — affiliated issuers	4,652
Net change in unrealized appreciation/depreciation	(1,937,377,637)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,259,081,190)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (884,907,691)
See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	The Communication Services Select Sector SPDR Fund		The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/20	Year Ended 9/30/19(a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 69,186,583	$ 42,919,603	$ 161,676,453	$ 186,329,760
Net realized gain (loss)	717,189,275	261,837,644	757,582,594	1,965,839,208
Net change in unrealized appreciation/depreciation	964,703,479	(97,536,808)	1,663,264,499	(1,891,082,222)
Net increase (decrease) in net assets resulting from operations	1,751,079,337	207,220,439	2,582,523,546	261,086,746
Net equalization credits and charges	2,834,080	2,407,544	(6,521,070)	(2,522,826)
Distributions to shareholders	(72,105,963)	(45,484,659)	(155,312,249)	(184,010,473)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	10,451,405,887	11,663,782,846	16,111,752,808	20,171,605,252
Cost of shares redeemed	(8,063,711,038)	(7,821,126,786)	(16,658,079,870)	(22,539,309,614)
Net income equalization	(2,834,080)	(2,407,544)	6,521,070	2,522,826
Net increase (decrease) in net assets from beneficial interest transactions	2,384,860,769	3,840,248,516	(539,805,992)	(2,365,181,536)
Contribution from Affiliate (Note 4)	—	—	—	—
Net increase (decrease) in net assets during the period	4,066,668,223	4,004,391,840	1,880,884,235	(2,290,628,089)
Net assets at beginning of period	6,039,402,944	2,035,011,104	13,928,314,212	16,218,942,301
NET ASSETS AT END OF PERIOD	$10,106,071,167	$ 6,039,402,944	$ 15,809,198,447	$ 13,928,314,212
SHARES OF BENEFICIAL INTEREST:
Shares sold	201,650,000	246,300,000	130,700,000	178,800,000
Shares redeemed	(153,500,000)	(165,850,000)	(138,550,000)	(201,800,000)
Net increase (decrease)	48,150,000	80,450,000	(7,850,000)	(23,000,000)
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund		The Energy Select Sector SPDR Fund		The Financial Select Sector SPDR Fund
Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/20	Year Ended 9/30/19(a)

$ 375,187,626	$ 312,341,613	$ 498,136,355	$ 829,868,978	$ 464,998,291	$ 527,784,057
637,575,436	977,575,224	(1,592,512,344)	(954,015,763)	591,128,390	732,984,376
(181,064,775)	503,354,114	(4,051,184,666)	(3,205,490,881)	(3,396,695,068)	(1,185,204,263)
831,698,287	1,793,270,951	(5,145,560,655)	(3,329,637,666)	(2,340,568,387)	75,564,170
599,062	9,224,666	18,653,293	(8,215,744)	(17,036,791)	(26,253,632)
(376,426,376)	(320,699,124)	(848,003,506)	(437,805,660)	(449,908,823)	(502,942,678)

21,200,972,371	30,878,885,442	24,717,703,962	25,459,828,236	42,864,120,283	38,373,618,648
(21,984,008,431)	(27,593,169,069)	(20,308,422,135)	(30,112,762,538)	(45,979,443,295)	(46,447,842,746)
(599,062)	(9,224,666)	(18,653,293)	8,215,744	17,036,791	26,253,632
(783,635,122)	3,276,491,707	4,390,628,534	(4,644,718,558)	(3,098,286,221)	(8,047,970,466)
—	—	290,417	—	—	—
(327,764,149)	4,758,288,200	(1,583,991,917)	(8,420,377,628)	(5,905,800,222)	(8,501,602,606)
14,015,004,071	9,256,715,871	10,014,781,000	18,435,158,628	22,552,203,772	31,053,806,378
$ 13,687,239,922	$ 14,015,004,071	$ 8,430,789,083	$ 10,014,781,000	$ 16,646,403,550	$ 22,552,203,772

352,200,000	544,850,000	579,650,000	401,600,000	1,728,300,000	1,445,250,000
(367,000,000)	(488,300,000)	(467,600,000)	(475,750,000)	(1,841,400,000)	(1,766,350,000)
(14,800,000)	56,550,000	112,050,000	(74,150,000)	(113,100,000)	(321,100,000)
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	The Health Care Select Sector SPDR Fund		The Industrial Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/20	Year Ended 9/30/19(a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 357,877,321	$ 462,377,745	$ 186,430,409	$ 215,697,835
Net realized gain (loss)	1,034,771,973	2,308,028,359	1,328,973	450,579,664
Net change in unrealized appreciation/depreciation	2,336,207,421	(3,567,287,004)	(581,255,965)	(851,842,607)
Net increase (decrease) in net assets resulting from operations	3,728,856,715	(796,880,900)	(393,496,583)	(185,565,108)
Net equalization credits and charges	(909,586)	(3,327,949)	3,346,480	(4,688,264)
Distributions to shareholders	(487,102,987)	(303,471,062)	(191,739,565)	(219,261,944)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	29,337,983,811	30,839,809,025	25,886,255,463	25,518,305,688
Cost of shares redeemed	(25,524,999,637)	(32,553,118,582)	(22,923,654,167)	(28,236,502,235)
Net income equalization	909,586	3,327,949	(3,346,480)	4,688,264
Net increase (decrease) in net assets from beneficial interest transactions	3,813,893,760	(1,709,981,608)	2,959,254,816	(2,713,508,283)
Contribution from Affiliate (Note 4)	—	—	—	60,421
Net increase (decrease) in net assets during the period	7,054,737,902	(2,813,661,519)	2,377,365,148	(3,122,963,178)
Net assets at beginning of period	16,818,716,978	19,632,378,497	9,802,368,442	12,925,331,620
NET ASSETS AT END OF PERIOD	$ 23,873,454,880	$ 16,818,716,978	$ 12,179,733,590	$ 9,802,368,442
SHARES OF BENEFICIAL INTEREST:
Shares sold	302,800,000	341,450,000	350,900,000	346,400,000
Shares redeemed	(263,250,000)	(361,250,000)	(318,900,000)	(385,100,000)
Net increase (decrease)	39,550,000	(19,800,000)	32,000,000	(38,700,000)
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund		The Real Estate Select Sector SPDR Fund		The Technology Select Sector SPDR Fund
Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/20	Year Ended 9/30/19(a)

$ 79,924,274	$ 88,131,990	$ 86,008,359	$ 83,112,914	$ 350,216,475	$ 288,571,007
50,522,012	13,754,128	206,627,209	271,856,183	3,843,257,015	3,124,259,059
116,622,938	(13,811,737)	(686,958,802)	328,392,934	6,857,150,692	(2,050,148,314)
247,069,224	88,074,381	(394,323,234)	683,362,031	11,050,624,182	1,362,681,752
(2,100,389)	(1,842,643)	(4,471,637)	1,020,500	(126,855)	3,636,800
(77,875,887)	(86,141,038)	(103,475,755)	(100,374,124)	(349,008,693)	(287,183,470)

10,533,682,087	11,476,178,733	5,550,212,717	4,288,314,882	27,236,583,586	23,072,432,916
(10,987,304,463)	(11,824,404,299)	(6,672,281,409)	(3,719,107,466)	(26,260,333,352)	(24,690,255,121)
2,100,389	1,842,643	4,471,637	(1,020,500)	126,855	(3,636,800)
(451,521,987)	(346,382,923)	(1,117,597,055)	568,186,916	976,377,089	(1,621,459,005)
—	—	—	—	—	—
(284,429,039)	(346,292,223)	(1,619,867,681)	1,152,195,323	11,677,865,723	(542,323,923)
4,201,473,326	4,547,765,549	3,884,273,442	2,732,078,119	22,417,159,894	22,959,483,817
$ 3,917,044,287	$ 4,201,473,326	$ 2,264,405,761	$ 3,884,273,442	$ 34,095,025,617	$ 22,417,159,894

188,900,000	208,650,000	156,650,000	121,250,000	293,700,000	317,250,000
(199,550,000)	(214,950,000)	(191,200,000)	(106,300,000)	(280,150,000)	(343,700,000)
(10,650,000)	(6,300,000)	(34,550,000)	14,950,000	13,550,000	(26,450,000)
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 374,173,499	$ 304,101,125
Net realized gain (loss)	678,296,447	716,979,480
Net change in unrealized appreciation/depreciation	(1,937,377,637)	1,220,643,646
Net increase (decrease) in net assets resulting from operations	(884,907,691)	2,241,724,251
Net equalization credits and charges	(4,563,546)	2,286,382
Distributions to shareholders	(364,880,036)	(306,206,442)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	32,590,744,688	32,174,828,096
Cost of shares redeemed	(31,231,688,764)	(30,456,122,612)
Net income equalization	4,563,546	(2,286,382)
Net increase (decrease) in net assets from beneficial interest transactions	1,363,619,470	1,716,419,102
Net increase (decrease) in net assets during the period	109,268,197	3,654,223,293
Net assets at beginning of period	11,296,483,108	7,642,259,815
NET ASSETS AT END OF PERIOD	$ 11,405,751,305	$ 11,296,483,108
SHARES OF BENEFICIAL INTEREST:
Shares sold	533,900,000	561,850,000
Shares redeemed	(516,400,000)	(532,400,000)
Net increase (decrease)	17,500,000	29,450,000
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	The Communication Services Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	For the Period 06/19/18* - 9/30/18(a)
Net asset value, beginning of period	$ 49.50	$ 48.98	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.47	0.44	0.09
Net realized and unrealized gain (loss) (c)	9.88	0.51	(1.17)
Total from investment operations	10.35	0.95	(1.08)
Net equalization credits and charges (b)	0.02	0.02	0.19
Distributions to shareholders from:
Net investment income	(0.47)	(0.45)	(0.05)
Return of Capital	—	—	(0.08)
Total distributions	(0.47)	(0.45)	(0.13)
Net asset value, end of period	$ 59.40	$ 49.50	$ 48.98
Total return (d)	21.05%	2.07%	(1.78)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,106,071	$6,039,403	$2,035,011
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.15%(e)
Net expenses	0.13%	0.13%	0.13%(e)
Net investment income (loss)	0.86%	0.93%	0.62%(e)
Portfolio turnover rate (f)	15%	16%	7%(g)
*	Commencement of operations.
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	The ratios for periods less than one year are annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
(g)	Periods less than one year are not annualized.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 120.69	$ 117.19	$ 90.09	$ 80.03	$ 74.26
Income (loss) from investment operations:
Net investment income (loss) (b)	1.46	1.58	1.49	1.32	1.22
Net realized and unrealized gain (loss) (c)	26.34	3.51	26.81	10.07	5.79
Total from investment operations	27.80	5.09	28.30	11.39	7.01
Net equalization credits and charges (b)	(0.06)	(0.02)	0.09	0.02	(0.02)
Distributions to shareholders from:
Net investment income	(1.44)	(1.57)	(1.29)	(1.35)	(1.22)
Net asset value, end of period	$ 146.99	$ 120.69	$ 117.19	$ 90.09	$ 80.03
Total return (d)	23.25%	4.45%	31.63%	14.34%	9.48%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$15,809,198	$13,928,314	$16,218,942	$11,518,585	$9,531,929
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	1.17%	1.40%	1.43%	1.54%	1.56%
Portfolio turnover rate (e)	11%	6%	23%	6%	10%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Consumer Staples Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 61.41	$ 53.92	$ 53.99	$ 53.21	$ 47.22
Income (loss) from investment operations:
Net investment income (loss) (b)	1.66	1.60	1.52	1.48	1.29
Net realized and unrealized gain (loss) (c)	2.70	7.41	(0.17)	0.72	5.99
Total from investment operations	4.36	9.01	1.35	2.20	7.28
Net equalization credits and charges (b)	0.00(d)	0.05	0.08	0.04	0.00(d)
Distributions to shareholders from:
Net investment income	(1.64)	(1.57)	(1.50)	(1.46)	(1.29)
Net asset value, end of period	$ 64.13	$ 61.41	$ 53.92	$ 53.99	$ 53.21
Total return (e)	7.32%	17.14%	2.70%	4.21%	15.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$13,687,240	$14,015,004	$9,256,716	$8,808,903	$8,893,158
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	2.73%	2.84%	2.84%	2.73%	2.48%
Portfolio turnover rate (f)	5%	10%	12%	12%	4%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Energy Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 59.18	$ 75.75	$ 68.46	$ 70.62	$ 61.24
Income (loss) from investment operations:
Net investment income (loss) (b)	2.19	4.01	1.95	2.16(c)	1.79
Net realized and unrealized gain (loss) (d)	(27.49)	(18.36)	7.32	(2.18)	9.39
Total from investment operations	(25.30)	(14.35)	9.27	(0.02)	11.18
Net equalization credits and charges (b)	0.08	(0.04)	(0.02)	0.00(e)	0.04
Voluntary contribution from Affiliate	0.00(e)(f)	—	—	—	—
Distributions to shareholders from:
Net investment income	(3.99)	(2.18)	(1.96)	(2.14)	(1.84)
Net asset value, end of period	$ 29.97	$ 59.18	$ 75.75	$ 68.46	$ 70.62
Total return (g)	(44.68)%(h)	(19.08)%	13.64%	(0.01)%	18.72%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,430,789	$10,014,781	$18,435,159	$16,617,835	$14,920,251
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	5.08%	6.25%	2.71%	3.12%	2.77%
Portfolio turnover rate (i)	13%	10%	8%	23%	6%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividend from portfolio holding. The resulting increase to net investment income amounted to $0.44 per share and 0.64% of average net assets. If the special dividends were not received during the year ended September 30, 2017, the total return would have been (0.63)%.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount is less than $0.005 per share.
(f)	Contribution paid by an Affiliate in the amount of $290,417.
(g)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(h)	The contribution from an Affiliate had no impact on total return.
(i)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Financial Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 28.02	$ 27.58	$ 25.84	$ 19.31	$ 22.66
Income (loss) from investment operations:
Net investment income (loss) (b)	0.60	0.57	0.48	0.39	0.43
Net realized and unrealized gain (loss) (c)	(3.94)	0.46	1.73	6.50	1.27
Total from investment operations	(3.34)	1.03	2.21	6.89	1.70
Net equalization credits and charges (b)	(0.02)	(0.03)	0.01	0.03	(0.01)
Distributions to shareholders from:
Net investment income	(0.60)	(0.56)	(0.48)	(0.39)	(2.10)
Return of Capital	—	—	—	—	(2.94)
Total distributions	(0.60)	(0.56)	(0.48)	(0.39)	(5.04)
Net asset value, end of period	$ 24.06	$ 28.02	$ 27.58	$ 25.84	$ 19.31
Total return (d)	(11.98)%	3.81%	8.58%	36.01%(e)	7.36%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$16,646,404	$22,552,204	$31,053,806	$27,418,852	$11,973,337
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	2.30%	2.13%	1.72%	1.65%	1.88%
Portfolio turnover rate (f)	4%	4%	3%	3%	6%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Includes a non-recurring litigation payment received by the Fund from State Street Corp., an affiliate, which amounted to less than $0.005 per share outstanding as of March 20,2017. This payment resulted in an increase to total return of less than 0.005% for the period ended September 30, 2017.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Health Care Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 90.13	$ 95.11	$ 81.76	$ 72.09	$ 66.30
Income (loss) from investment operations:
Net investment income (loss) (b)	1.66	2.29	1.31	1.20	1.08
Net realized and unrealized gain (loss) (c)	16.08	(5.75)	13.34	9.64	5.82
Total from investment operations	17.74	(3.46)	14.65	10.84	6.90
Net equalization credits and charges (b)	(0.00)(d)	(0.02)	0.01	0.02	(0.01)
Distributions to shareholders from:
Net investment income	(2.31)	(1.50)	(1.31)	(1.19)	(1.10)
Net asset value, end of period	$ 105.56	$ 90.13	$ 95.11	$ 81.76	$ 72.09
Total return (e)	19.90%	(3.65)%	18.10%	15.21%	10.45%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$23,873,455	$16,818,717	$19,632,378	$17,711,627	$12,447,213
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	1.67%	2.53%	1.54%	1.60%	1.54%
Portfolio turnover rate (f)	3%	2%	5%	4%	8%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Industrial Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 77.66	$ 78.37	$ 70.99	$ 58.39	$ 49.91
Income (loss) from investment operations:
Net investment income (loss) (b)	1.39	1.52	1.30	1.35	1.18
Net realized and unrealized gain (loss) (c)	(0.68)	(0.63)	7.49	12.58	8.53
Total from investment operations	0.71	0.89	8.79	13.93	9.71
Net equalization credits and charges (b)	0.02	(0.03)	(0.02)	(0.01)	(0.01)
Voluntary contribution from Adviser	—	0.00(d)(e)	—	—	—
Distributions to shareholders from:
Net investment income	(1.41)	(1.57)	(1.39)	(1.32)	(1.22)
Net asset value, end of period	$ 76.98	$ 77.66	$ 78.37	$ 70.99	$ 58.39
Total return (f)	1.12%	1.25%(g)	12.43%	24.03%	19.62%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$12,179,734	$9,802,368	$12,925,332	$11,055,679	$7,335,204
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	1.87%	2.07%	1.74%	2.07%	2.15%
Portfolio turnover rate (h)	3%	3%	6%	5%	12%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Contribution paid by an Affiliate in the amount of $60,421.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(g)	The contribution from an Affiliate had no impact on total return.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Materials Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 58.17	$ 57.92	$ 56.80	$ 47.75	$ 39.94
Income (loss) from investment operations:
Net investment income (loss) (b)	1.23	1.20	1.09	1.01	0.96
Net realized and unrealized gain (loss) (c)	5.47	0.28	1.09	9.06	7.79
Total from investment operations	6.70	1.48	2.18	10.07	8.75
Net equalization credits and charges (b)	(0.03)	(0.03)	0.02	0.03	0.02
Distributions to shareholders from:
Net investment income	(1.22)	(1.20)	(1.08)	(1.05)	(0.96)
Net asset value, end of period	$ 63.62	$ 58.17	$ 57.92	$ 56.80	$ 47.75
Total return (d)	11.76%	2.64%	3.84%	21.33%	22.11%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,917,044	$4,201,473	$4,547,766	$4,051,402	$2,894,890
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	2.15%	2.18%	1.84%	1.95%	2.12%
Portfolio turnover rate (e)	4%	20%	17%	10%	16%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Real Estate Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	For the Period 10/08/15*- 9/30/16(a)
Net asset value, beginning of period	$ 39.35	$ 32.62	$ 32.26	$ 32.74	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.88	0.95	0.95	0.75	2.19
Net realized and unrealized gain (loss) (c)	(3.78)	6.91	0.58	0.11	1.40
Total from investment operations	(2.90)	7.86	1.53	0.86	3.59
Net equalization credits and charges (b)	(0.05)	0.01	0.00(d)	(0.08)	0.24
Distributions to shareholders from:
Net investment income	(1.10)	(1.14)	(1.17)	(1.26)	(1.09)
Net asset value, end of period	$ 35.30	$ 39.35	$ 32.62	$ 32.26	$ 32.74
Total return (e)	(7.46)%	24.64%	4.87%	2.52%	12.92%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,264,406	$3,884,273	$2,732,078	$2,354,818	$3,200,634
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.16%(f)
Net expenses	0.13%	0.13%	0.13%	0.14%	0.07%(f)
Net investment income (loss)	2.42%	2.69%	2.94%	2.38%	6.82%(f)
Portfolio turnover rate (g)	5%	3%	7%	16%	5%(h)
*	Commencement of operations.
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	The ratios for periods less than one year are annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
(h)	Periods less than one year are not annualized.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Technology Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 80.51	$ 75.30	$ 59.13	$ 47.78	$ 39.56
Income (loss) from investment operations:
Net investment income (loss) (b)	1.20	1.05	0.93	0.85	0.83
Net realized and unrealized gain (loss) (c)	36.24	5.18	16.17	11.35	8.22
Total from investment operations	37.44	6.23	17.10	12.20	9.05
Net equalization credits and charges (b)	(0.00)(d)	0.01	0.04	(0.00)(d)	0.01
Distributions to shareholders from:
Net investment income	(1.19)	(1.03)	(0.97)	(0.85)	(0.84)
Net asset value, end of period	$ 116.76	$ 80.51	$ 75.30	$ 59.13	$ 47.78
Total return (e)	46.88%	8.44%	29.14%	25.72%	23.13%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$34,095,026	$22,417,160	$22,959,484	$17,832,444	$13,003,829
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	1.24%	1.44%	1.37%	1.62%	1.91%
Portfolio turnover rate (f)	3%	6%	19%	4%	5%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)	Year Ended 9/30/16(a)
Net asset value, beginning of period	$ 64.73	$ 52.68	$ 53.05	$ 49.00	$ 43.29
Income (loss) from investment operations:
Net investment income (loss) (b)	2.00	1.90	1.76	1.69	1.62
Net realized and unrealized gain (loss) (c)	(5.36)	12.01	(0.28)	4.07	5.76
Total from investment operations	(3.36)	13.91	1.48	5.76	7.38
Net equalization credits and charges (b)	(0.02)	0.01	(0.04)	(0.01)	(0.03)
Distributions to shareholders from:
Net investment income	(1.95)	(1.87)	(1.81)	(1.70)	(1.64)
Net asset value, end of period	$ 59.40	$ 64.73	$ 52.68	$ 53.05	$ 49.00
Total return (d)	(5.12)%	26.85%	2.89%	11.88%	17.06%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,405,751	$11,296,483	$7,642,260	$7,775,414	$7,411,727
Ratios to average net assets:
Total expenses	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income (loss)	3.29%	3.30%	3.37%	3.32%	3.40%
Portfolio turnover rate (e)	3%	5%	5%	2%	8%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.    Organization
The Select Sector SPDR Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2020, the Trust consists of eleven (11) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):
The Communication Services Select Sector SPDR Fund
The Consumer Discretionary Select Sector SPDR Fund
The Consumer Staples Select Sector SPDR Fund
The Energy Select Sector SPDR Fund
The Financial Select Sector SPDR Fund
The Health Care Select Sector SPDR Fund
The Industrial Select Sector SPDR Fund
The Materials Select Sector SPDR Fund
The Real Estate Select Sector SPDR Fund
The Technology Select Sector SPDR Fund
The Utilities Select Sector SPDR Fund
Each Fund is classified as a non-diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has entered into an Indemnification Agreement with each trustee who is not an “interested person” (as defined in the 1940 Act) (each, an “Independent Trustee”) providing for indemnification of the Independent Trustee by the Trust consistent with the foregoing and providing procedures for seeking and obtaining indemnification advancement of expenses. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•  Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•  Investments in registered investment companies (including money market funds) or other unitized pooled investment

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•  Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Funds' respective Select Sector Index, which in turn could result in a difference between the Fund's performance and the performance of the Fund's respective Select Sector Index. Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•  Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2020 is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.
Certain Funds invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds' policy is to record all REIT distributions initially as dividend income and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM's understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Funds' Statements of Assets and Liabilities.
Equalization
The Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Derivative Financial Instruments
Futures Contracts
The Fund may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in Net cash at broker on the Statements of Assets and Liabilities. Subsequent payments are made or received by Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

For the period ended September 30, 2020, the Energy Select Sector SPDR Fund entered into futures contracts for cash equitization, to reduce tracking error and to facilitate daily liquidity.
	Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$1,143,000	$—	$1,143,000
	Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$(9,045,645)	$—	$(9,045,645)
	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$(1,144,463)	$—	$(1,144,463)
4.    Fees and Transactions with Affiliates
Advisory and Administration Fee
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. The advisory fee is a sliding scale fee calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; (iv) 0.03% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (v) 0.0285% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (vi) 0.0271% of average daily net assets of the Trust up to the next $50.0 billion of net assets; and (vii) 0.0256% of average daily net assets on the remainder of net assets of the Trust. From time to time, the Adviser may waive all or a portion of its fees.
The Adviser has contractually agreed to waive a portion of its advisory fee and reimburse certain expenses, until January 31, 2022, so that the annual Fund operating expenses of The Communication Services Select Sector SPDR Fund are limited to no more than 0.1345% of the Fund’s average daily net assets (exclusive of non-recurring account fees and expenses). This contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. The Adviser may continue such waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so after January 31, 2022. The waiver and/or reimbursement may not be terminated prior to January 31, 2022 except with the approval of the Board. The Adviser did not waive advisory fees or reimburse expenses for The Communication Services Select Sector SPDR Fund during the year ended September 30, 2020.
The Trust has also entered into an Administration Agreement with SSGA FM to serve as each Fund's Administrator. For its administration services to the Funds, each Fund pays SSGA FM a fee accrued daily and paid monthly at a rate 0.0006% of its average daily net assets.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

Unitary Fee
State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent to each Fund of the Trust. A “unitary” fee is paid by each Fund to State Street for custody, sub-administration and transfer agency services provided to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. Effective January 1, 2018, the unitary fee structure was amended and is calculated as follows: (i) $0 - $50 billion of net assets of the Trust, 0.015% of average daily net assets; (ii) over $50 billion - $75 billion of net assets of the Trust, 0.0125% of average daily net assets; (iii) over $75 billion - $100 billion of net assets of the Trust, 0.01% of average daily net assets; (iv) over $100 billion - $400 billion of net assets of the Trust, 0.004% of average daily net assets; and (v) over $400 billion of net assets of the Trust, 0.0025% of average daily net assets.
State Street is a wholly-owned subsidiary of State Street Corporation.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated July 10, 2017, as amended.
Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.
In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 9 for additional information regarding securities lending.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2020 are disclosed in the Schedules of Investments.
Contributions from Affiliate
On September 10 and 11, 2020, State Street, an affiliate of the Funds, agreed to make contributions totaling $290,417 to The Energy Select Sector SPDR Fund related to a trade processing matter.
On July 25, 2019, State Street, an affiliate of the Funds, made a contribution of $60,421 to The Industrial Select Sector SPDR Fund in connection with a transfer agency matter.
Due to Custodian
In certain circumstances, the Funds may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to custodian amount, if any, reflects cash overdrawn with State Street, as custodian, who is an affiliate of the Funds.
5.    Additional Expenses
Distributor
ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted by each Fund in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. Effective January 31, 2018, the Board has limited each Fund’s 12b-1 fee to 0.035% of its average daily net assets through at least January 31, 2021.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

License Fees
S&P Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC and S&P Global (“S&P”), and NYSE Arca, Inc. (either directly or through affiliates) have entered into a license agreement with respect to each Fund's Select Sector Index. The Trust pays an annual sub-license fee to S&P equal to 0.06% of the average aggregate net assets of all series of the Trust, subject to certain breakpoints. The fees to S&P are generally paid quarterly. Each Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.
6.    Trustees’ Fees
The fees and expenses of the Trust’s trustees are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the period ended September 30, 2020, were as follows:
	Purchases	Sales
The Communication Services Select Sector SPDR Fund	$1,228,949,940	$1,251,397,371
The Consumer Discretionary Select Sector SPDR Fund	1,595,994,179	1,577,063,312
The Consumer Staples Select Sector SPDR Fund	707,061,386	716,202,908
The Energy Select Sector SPDR Fund	1,265,067,601	1,289,167,275
The Financial Select Sector SPDR Fund	919,667,795	882,319,595
The Health Care Select Sector SPDR Fund	1,178,133,214	703,186,186
The Industrial Select Sector SPDR Fund	356,779,783	319,396,208
The Materials Select Sector SPDR Fund	154,256,764	152,334,429
The Real Estate Select Sector SPDR Fund	208,853,131	177,886,564
The Technology Select Sector SPDR Fund	786,902,615	788,632,117
The Utilities Select Sector SPDR Fund	340,516,227	354,872,305
For the period ended September 30, 2020, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
The Communication Services Select Sector SPDR Fund	$ 8,012,664,281	$ 5,624,114,639	$ 879,014,473
The Consumer Discretionary Select Sector SPDR Fund	11,041,554,601	11,591,902,523	1,103,929,540
The Consumer Staples Select Sector SPDR Fund	15,065,850,132	15,847,065,966	860,391,108
The Energy Select Sector SPDR Fund	15,968,050,128	11,885,298,226	439,779,210
The Financial Select Sector SPDR Fund	24,780,975,501	27,891,320,804	947,125,025
The Health Care Select Sector SPDR Fund	18,210,422,847	14,534,725,953	1,452,611,834
The Industrial Select Sector SPDR Fund	18,350,264,090	15,426,499,284	108,734,317
The Materials Select Sector SPDR Fund	7,266,963,313	7,719,995,899	142,159,896
The Real Estate Select Sector SPDR Fund	4,217,641,842	5,365,749,540	258,154,878
The Technology Select Sector SPDR Fund	14,953,926,524	13,974,391,125	3,966,255,546
The Utilities Select Sector SPDR Fund	21,793,182,618	20,431,034,984	781,274,297

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

8.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
9.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds’ tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on NAV or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to in-kind transactions, nontaxable dividend adjustments to income, future contracts, corporate actions, wash sale loss deferrals and distributions in excess of current earnings.
The tax character of distributions paid during the period ended September 30, 2020, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
The Communication Services Select Sector SPDR Fund	$ 72,105,963	$—	$ 72,105,963
The Consumer Discretionary Select Sector SPDR Fund	155,312,249	—	155,312,249
The Consumer Staples Select Sector SPDR Fund	376,426,376	—	376,426,376
The Energy Select Sector SPDR Fund	848,003,506	—	848,003,506
The Financial Select Sector SPDR Fund	449,908,823	—	449,908,823
The Health Care Select Sector SPDR Fund	487,102,987	—	487,102,987
The Industrial Select Sector SPDR Fund	191,739,565	—	191,739,565
The Materials Select Sector SPDR Fund	77,875,887	—	77,875,887
The Real Estate Select Sector SPDR Fund	103,475,755	—	103,475,755
The Technology Select Sector SPDR Fund	349,008,693	—	349,008,693
The Utilities Select Sector SPDR Fund	364,880,036	—	364,880,036

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

The tax character of distributions paid during the period ended September 30, 2019, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
The Communication Services Select Sector SPDR Fund	$ 45,484,659	$ —	$ 45,484,659
The Consumer Discretionary Select Sector SPDR Fund	184,010,473	—	184,010,473
The Consumer Staples Select Sector SPDR Fund	320,699,124	—	320,699,124
The Energy Select Sector SPDR Fund	437,805,660	—	437,805,660
The Financial Select Sector SPDR Fund	502,942,678	—	502,942,678
The Health Care Select Sector SPDR Fund	303,471,062	—	303,471,062
The Industrial Select Sector SPDR Fund	219,261,944	—	219,261,944
The Materials Select Sector SPDR Fund	86,141,038	—	86,141,038
The Real Estate Select Sector SPDR Fund	100,374,124	—	100,374,124
The Technology Select Sector SPDR Fund	287,183,470	—	287,183,470
The Utilities Select Sector SPDR Fund	306,206,442	—	306,206,442
At September 30, 2020, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
The Communication Services Select Sector SPDR Fund	$ —	$ (160,062,821)	$—	$ 852,655,056	$ 692,592,235
The Consumer Discretionary Select Sector SPDR Fund	24,044,899	(1,155,539,555)	—	1,150,505,307	19,010,651
The Consumer Staples Select Sector SPDR Fund	—	(949,239,639)	—	(476,079,417)	(1,425,319,056)
The Energy Select Sector SPDR Fund	7,144,838	(5,569,414,153)	—	(8,558,975,282)	(14,121,244,597)
The Financial Select Sector SPDR Fund	39,930,847	(818,922,976)	—	(4,214,772,305)	(4,993,764,434)
The Health Care Select Sector SPDR Fund	29,681,017	(770,815,571)	—	256,205,639	(484,928,915)
The Industrial Select Sector SPDR Fund	—	(563,633,525)	—	(1,802,273,791)	(2,365,907,316)
The Materials Select Sector SPDR Fund	4,108,800	(853,939,288)	—	(311,563,272)	(1,161,393,760)
The Real Estate Select Sector SPDR Fund	—	(85,471,512)	—	(508,030,669)	(593,502,181)
The Technology Select Sector SPDR Fund	2,595,319	(971,954,268)	—	8,045,140,911	7,075,781,962
The Utilities Select Sector SPDR Fund	16,468,374	(772,790,443)	—	(1,323,647,364)	(2,079,969,433)
As of September 30, 2020, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
The Communication Services Select Sector SPDR Fund	$107,926,145	$ 52,136,676
The Consumer Discretionary Select Sector SPDR Fund	250,558,502	904,981,053
The Consumer Staples Select Sector SPDR Fund	81,554,367	867,685,272
The Energy Select Sector SPDR Fund	280,799,336	5,288,614,817
The Financial Select Sector SPDR Fund	419,379,506	399,543,470
The Health Care Select Sector SPDR Fund	97,493,777	673,321,794
The Industrial Select Sector SPDR Fund	128,749,831	434,883,694
The Materials Select Sector SPDR Fund	240,169,621	613,769,667
The Real Estate Select Sector SPDR Fund	50,528,473	34,943,039
The Technology Select Sector SPDR Fund	282,404,466	689,549,802
The Utilities Select Sector SPDR Fund	136,624,172	636,166,271

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

As of September 30, 2020, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
The Communication Services Select Sector SPDR Fund	$ 9,308,928,965	$1,277,703,298	$ 425,048,267	$ 852,655,031
The Consumer Discretionary Select Sector SPDR Fund	14,735,237,396	2,470,153,342	1,319,648,035	1,150,505,307
The Consumer Staples Select Sector SPDR Fund	14,146,362,033	718,791,584	1,194,871,001	(476,079,417)
The Energy Select Sector SPDR Fund	17,068,471,760	—	8,558,975,282	(8,558,975,282)
The Financial Select Sector SPDR Fund	20,904,388,829	253,216,892	4,467,989,197	(4,214,772,305)
The Health Care Select Sector SPDR Fund	23,607,207,121	1,691,753,380	1,435,547,741	256,205,639
The Industrial Select Sector SPDR Fund	14,007,289,668	481,171,838	2,283,445,629	(1,802,273,791)
The Materials Select Sector SPDR Fund	4,227,587,615	138,596,102	450,159,374	(311,563,272)
The Real Estate Select Sector SPDR Fund	2,778,873,355	44,326,175	552,356,844	(508,030,669)
The Technology Select Sector SPDR Fund	26,050,298,542	8,889,022,576	843,881,665	8,045,140,911
The Utilities Select Sector SPDR Fund	12,712,595,555	143,671,113	1,467,318,476	(1,323,647,363)
10.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of September 30, 2020, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of the Fund’s securities lending agreements and related cash and non-cash collateral received as of September 30, 2020:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received *	Total Collateral Received
The Communication Services Select Sector SPDR Fund	$ 141,728,609	$ 58,511,408	$ 90,906,059	$ 149,417,467
The Consumer Discretionary Select Sector SPDR Fund	227,821,612	78,424,080	152,538,095	230,962,175
The Consumer Staples Select Sector SPDR Fund	75,543,755	21,096,352	55,740,650	76,837,002
The Energy Select Sector SPDR Fund	100,319,431	86,266,512	16,199,391	102,465,903
The Financial Select Sector SPDR Fund	53,400,270	23,127,546	31,123,072	54,250,618
The Health Care Select Sector SPDR Fund	21,468,701	6,266,218	15,296,060	21,562,278
The Industrial Select Sector SPDR Fund	70,634,149	30,103,138	42,493,384	72,596,522

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received *	Total Collateral Received
The Materials Select Sector SPDR Fund	$ 3,001,683	$ 2,983,864	$ —	$ 2,983,864
The Real Estate Select Sector SPDR Fund	29,772,316	5,803,298	24,737,865	30,541,163
The Technology Select Sector SPDR Fund	80,908,114	—	82,399,114	82,399,114
The Utilities Select Sector SPDR Fund	12,946,310	1,859,303	11,293,050	13,152,353
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2020:
		Remaining Contractual Maturity of the Agreements As of September 30, 2020
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
The Communication Services Select Sector SPDR Fund	Common Stocks	$58,511,408	$—	$—	$—	$58,511,408	$58,511,408
The Consumer Discretionary Select Sector SPDR Fund	Common Stocks	78,424,080	—	—	—	78,424,080	78,424,080
The Consumer Staples Select Sector SPDR Fund	Common Stocks	21,096,352	—	—	—	21,096,352	21,096,352
The Energy Select Sector SPDR Fund	Common Stocks	86,266,512	—	—	—	86,266,512	86,266,512
The Financial Select Sector SPDR Fund	Common Stocks	23,127,546	—	—	—	23,127,546	23,127,546
The Health Care Select Sector SPDR Fund	Common Stocks	6,266,218	—	—	—	6,266,218	6,266,218
The Industrial Select Sector SPDR Fund	Common Stocks	30,103,138	—	—	—	30,103,138	30,103,138
The Materials Select Sector SPDR Fund	Common Stocks	2,983,864	—	—	—	2,983,864	2,983,864
The Real Estate Select Sector SPDR Fund	Common Stocks	5,803,298	—	—	—	5,803,298	5,803,298
The Utilities Select Sector SPDR Fund	Common Stocks	1,859,303	—	—	—	1,859,303	1,859,303
11.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the Funds were more broadly diversified.
Market Risk
A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2020

and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
12.    Change in Audit Firm
PricewaterhouseCoopers LLP (“PWC”) resigned as independent registered certified public accounting firm on April 20, 2020. On May 21, 2020, upon recommendation by the Audit Committee of the Trust, the Board selected Ernst & Young LLP (“EY”) to replace PWC as the independent public accountant for the fiscal year ending September 30, 2020.
The reports of PWC on the financial statements for the fiscal years ended September 30, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended September 30, 2019 and 2018, and in the subsequent interim period through April 20, 2020, there were no disagreements between the Trust and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused it to make reference to the disagreements in its report on the financial statements. In addition, during the fiscal years ended September 30, 2019 and 2018, and in the subsequent interim period through April 20, 2020, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Trust requested and PWC furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as an Exhibit, under Item 13(a)(4), to Form N-CSR for the period ended March 31, 2020.
During this period, neither the Trust nor anyone on its behalf consulted EY concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
13.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

THE SELECT SECTOR SPDR TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Select Sector SPDR Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Select Sector SPDR Trust (the “Trust”) (comprising, The Communication Services Select Sector SPDR Fund, The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, The Utilities Select Sector SPDR Fund and The Real Estate Select Sector SPDR Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Select Sector SPDR Trust at September 30, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended September 30, 2019, and the financial highlights for the periods ended prior to October 1, 2019, were audited by another independent registered public accounting firm whose report, dated November 26, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 25, 2020

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
September 30, 2020 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2020 to September 30, 2020.
The table below illustrates your Fund’s cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
The Communication Services Select Sector SPDR Fund	0.12%	$1,348.70	$0.70	$1,024.40	$0.61
The Consumer Discretionary Select Sector SPDR Fund	0.12	1,505.50	0.75	1,024.40	0.61
The Consumer Staples Select Sector SPDR Fund	0.13	1,192.90	0.71	1,024.40	0.66
The Energy Select Sector SPDR Fund	0.12	1,063.60	0.62	1,024.40	0.61
The Financial Select Sector SPDR Fund	0.12	1,171.20	0.65	1,024.40	0.61
The Health Care Select Sector SPDR Fund	0.12	1,201.40	0.66	1,024.40	0.61
The Industrial Select Sector SPDR Fund	0.12	1,314.70	0.69	1,024.40	0.61
The Materials Select Sector SPDR Fund	0.12	1,426.60	0.73	1,024.40	0.61
The Real Estate Select Sector SPDR Fund	0.12	1,153.40	0.65	1,024.40	0.61
The Technology Select Sector SPDR Fund	0.12	1,459.50	0.74	1,024.40	0.61
The Utilities Select Sector SPDR Fund	0.13	1,089.50	0.68	1,024.40	0.66
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 366.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2020.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2020 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the 20% qualified business income deduction under Section 199A.
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.sectorspdr.com.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-Sector-ETF (1-866-732-8673) (toll free) or (ii) on the SEC’s website at www.sec.gov.
Information regarding how the investment adviser voted for the 12-month period ended June 30, is available by August 31 of each year by calling the same number, on the SEC’s website at www.sec.gov, and on the Funds’ website at www.sectorspdr.com.
Quarterly Portfolio Schedule
Following the Funds' first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the SEC's website at www.sec.gov. The Funds’ schedules of investments are available upon request, without charge, by calling 1-866-Sector-ETF (1-866-732-8673) (toll free).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

Advisory Contract Renewal
At a meeting held on May 7, 2020 (the “May Meeting”), the Board of Trustees of The Select Sector SPDR® Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement dated December 1, 2003, as amended effective June 18, 2018 (the “Agreement”), between the Trust and SSGA Funds Management, Inc. (the “Adviser”) with respect to each series of the Trust (each a “Fund” and collectively, the “Funds”). The meeting was held via videoconference based on exemptive relief issued by the Securities and Exchange Commission, with the board’s intention to ratify the approval of the Agreements at its next in-person meeting. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), also met separately with their independent legal counsel prior to a meeting held on April 15, 2020 (the “April Meeting”) to consider the Agreement and the materials provided by the Adviser and State Street Bank and Trust Company (“State Street”) in response to a request from independent legal counsel on their behalf. The April Meeting included a presentation by representatives of the Adviser and State Street during which the Independent Trustees and independent legal counsel were able to pose questions. Following the April Meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those materials were considered at the May Meeting, prior to which the Independent Trustees met separately with their independent legal counsel. In deciding whether to renew the Agreement, the Trustees considered various factors, including, among others, (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits and other benefits realized by the Adviser and its affiliate, State Street, from their relationships with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect a sharing of any such economies of scale.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, as well as on the materials provided at their regular quarterly board meetings and those provided specifically for purposes of reviewing the Agreement. They noted that under the Agreement the Adviser is responsible for: (i) managing the investment operations of each of the Funds in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Trustees; (ii) providing necessary and appropriate reports and information to the Trustees; (iii) maintaining all necessary books and records pertaining to the Trust’s securities transactions; and (iv) furnishing each Fund with the assistance, cooperation and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”) investing in sectors of the S&P 500 Index, and the experience and expertise appropriate in an adviser to funds of that nature. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Trust, and the responsibilities of the latter with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing each Fund’s compliance with its investment objective and policies and with applicable law and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser and its affiliate, State Street Global Advisors, with which the Adviser shares all of its senior personnel, the Trustees took into account the experience, resources and strength of the Adviser and its affiliates in the areas of indexed products generally, and ETFs in particular. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Trust were appropriate, had been of high quality during the past year, and could be expected to remain so.
Investment Performance of the Funds
The Trustees noted that, in view of the distinctive investment objective of each Fund, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Trustees was the extent to which each Fund achieved its objective to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in its applicable index. Drawing upon information provided at the April Meeting and at the May Meeting, and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees determined that the Funds had tracked their sector indexes within an acceptable range; they further concluded, on the basis of the data available (see discussion in “Comparison

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

of Fees and Expense Ratios” below), that the expense ratios of the Funds were among the lowest of all of their direct competitors. Accordingly, they concluded that the performance of each Fund was satisfactory.
Profitability to the Adviser and its Affiliates
The Trustees considered the profitability of the advisory arrangement with the Funds to the Adviser and of the Trust’s relationship with the Adviser’s affiliate, State Street, in its role as Sub-Administrator, Transfer Agent, Custodian, Fund Accountant and Securities Lending Agent. The Trustees received data on the Funds’ profitability to the Adviser for calendar year 2019 as well as 2018 profitability data, along with data on the Trust’s profitability to State Street for the same and prior periods. The Trustees reviewed with representatives from both the Adviser and State Street the methods by which expenses were allocated to the Trust and to each of the Funds. On the basis of this information and discussions at the April Meeting and the May Meeting, the Trustees concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities, the profitability at current asset levels was not such as to render the advisory fee excessive.
Other Benefits to the Adviser or its Affiliates
In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees noted that the Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements. It was further noted that the Trust’s brokerage transactions are not effected through the Adviser or any of its affiliates. The Trustees noted that the Adviser serves as Administrator to the Trust and that State Street, an affiliate of the Adviser, serves the Trust as Sub-Administrator, Transfer Agent and Custodian, as well as Securities Lending Agent. The Trustees also noted that, based on their review of the arrangements for those services, any benefit the Adviser or the Adviser’s affiliate receives or had received from providing those services appears to be appropriate. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits or will derive other benefits from their relationships with the Trust, those benefits are not such as to render the Adviser’s fees excessive.
Economies of Scale
On the basis of their discussions with management and their analysis of information provided at and prior to the May Meeting, the Trustees determined that the nature of the Funds and their operations is such that the potential exists for the Adviser to realize economies of scale in the management of the Funds as the Funds grow in size. They were also of the view that these economies of scale were being shared with the Funds by virtue of an advisory fee, set at a relatively low level since the inception of the Trust, that subsumed economies of scale in the fee itself. Furthermore, the Trustees took into consideration the fact that, in order to ensure that if and as the Funds grow in size the economies of scale resulting from this growth would be shared with the Funds, the Adviser and State Street had each previously agreed to institute breakpoints in their respective fee schedules.
Comparison of Fees and Expense Ratios
In order better to evaluate the Funds’ advisory fee, the Independent Trustees requested information with respect to expense ratios and advisory fees of comparable funds, and the Adviser provided: (1) data from Broadridge Financial Solutions, Inc. (“Broadridge”) on peer sector funds, and (2) data obtained from a Broadridge database of peer sector funds. The Independent Trustees also requested, and the Adviser provided, information on the advisory fees charged to other clients with comparable investment objectives, and reviewed the differences in services provided to such clients, including the Adviser’s institutional accounts. The Trustees found that, because of the distinctive nature of the Funds, the universe of comparable funds and accounts was limited. Moreover, they noted that because many ETFs pay a unitary advisory fee, encompassing all or virtually all of the ETFs’ operating expenses, in many cases where a Fund’s advisory fee covered only advisory services, as reflected in the materials, the Fund’s fee may appear to be low relative to its ETF peers. The Trustees then reviewed comparable expense ratios and noted that the overall expense ratio of each Fund was below the average of its domestic sector ETF peers, but also noted that each Fund (other than The Real Estate Select Sector SPDR® Fund and The Technology Select Sector SPDR® Fund) continued to be larger than all of its ETF sector peers. The Independent Trustees noted that this had prompted them in past years to request that new breakpoints be added to the fee schedules of both the Agreement and the unitary fee payable under

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement. The Trustees noted that at current asset levels, shareholders are benefiting from breakpoints and should continue to benefit in the future with additional growth in assets.
Conclusion
Based on their review, the Trustees, including a majority of the Independent Trustees, as required by the 1940 Act, concluded that the terms of the Agreement are fair and reasonable and that renewal of the Agreement is in the best interests of each Fund. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, and the Board did not allot a particular weight to any one factor or group of factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for each Fund, the Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Trust’s relationship with the Adviser and State Street was not so profitable as to render the fees at current asset levels excessive, that any additional benefits to the Adviser and/or State Street were not of a magnitude to materially affect the outcome of the Trustees’ conclusions, and that, especially in light of the breakpoints in the Adviser’s and State Street’s fee schedules, the fees paid reflected a sharing of economies of scale with the Funds.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1951	Trustee, Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired; Finance Committee Member, Portland Community College Foundation (January 2001 to present); CPA (Retired).	11	Director, Chair of
Audit Committee
and Member of the
Nominating and
Governance
Committee,
Russell Funds
Complex; Lead
Independent
Director and
Member of the
Audit and
Nominating and
Governance
Committees,
ALPS Series Trust
					(2012 to 2016).
GEORGE R. GASPARI c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1940	Trustee, Chairman of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired Financial Services Consultant (1996 to 2012).	11	Director and Member of the Audit Committee, Liberty All-Star Growth Fund, Inc.; Trustee and Member of the Audit Committee, Liberty All-Star Equity Fund.
ASHLEY T. RABUN c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1952	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Appointed: October 2015	Retired; President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 to 2015).	11	Chairperson of the Board and Member of the Audit, Nominating and Valuation Committees, Investment Managers Series Trust.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
ERNEST J. SCALBERG c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1945	Trustee, Member of the Audit Committee, Chairman of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired; Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to 2014).	11	Chairman of the
Board and
Chairman of the
Audit Committee
of Principal Real
Estate Income
Fund; Director and
Member of the
Audit and
Nominating
Committees, db-X
Exchange-Traded
Funds Inc. (2007-
2015); Chairman
of the Board of the
Foundation,
International
University in
Geneva (IUG),
Switzerland.
R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1946	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, Chair of the Business Continuity Management Team	Term: Indefinite Elected: October 1998	Retired; Director, Special Projects, CFA Institute (2010 to 2014); Director, Industry Relations, CFA Institute (2005 to 2010).	11	Trustee Emeritus
of Lehigh
University;
Director and
Member of the
Audit and
Nominating
Committees, db-X
Exchange-Traded
Funds,
Inc. (2007 –
2015); Director,
Real Estate
Information
Standards Board
(2007-2013).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1965	Trustee	Term: Indefinite Appointed: November 2005	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 - Present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005-March 2020); Retired Executive Vice President, State Street Global Advisors (2012-March 2020); Retired Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017- March 2020); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012); Principal, State Street Global Advisors (2000 - 2005).	136	SSGA SPDR
ETFs Europe I plc
(Director)
(November 2016-
March 2020); SSGA
SPDR ETFs
Europe II plc
(Director)
(November 2016-
March 2020); State Street Navigator Securities Lending
Trust (July 2016 - March 2020);
SSGA Funds (January 2014 - March 2020);
State Street Institutional Investment Trust
(February 2007 - March 2020);
State Street Master Funds (February 2007 - March 2020); Elfun Funds (July 2016 - December 2018).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President and Principal Executive Officer	Term: Indefinite Elected: May 2013	Chairman, SSGA Funds Management Inc.(March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Indefinite Elected: February 2005	Managing Director, State Street Global Advisors (2005 - present).*
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Treasurer and Principal Financial Officer	Term: Indefinite Elected: November 2007	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Deputy Treasurer	Term: Indefinite Elected: April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Deputy Treasurer	Term: Indefinite Elected: February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Indefinite Elected: February 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Indefinite Elected: November 2017	Vice President at State Street Global Advisors (July 2016 – present);Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Indefinite Elected: November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
SUJATA UPRETI SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Treasurer	Term: Indefinite Elected: February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present)
DANIEL FOLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1972	Assistant Treasurer	Term: Indefinite Elected: February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2020 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DANIEL G. PLOURDE SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1980	Assistant Treasurer	Term: Indefinite Elected: May 2017	Vice President, SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Indefinite Elected: August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
ANDREW DELORME SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1975	Secretary	Term: Indefinite Elected: August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2016 - present); Vice President and Counsel, State Street Global Advisors (August 2014 - March 2016).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Indefinite Elected: November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President at Eaton Vance Corp (October 2010 - October 2019).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Indefinite Elected: August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015-April 2019); Associate, Ropes & Gray LLP (November 2012-August 2015).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti- Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*.
* Served in various capacities and/or with various affiliated entities during the noted time period.
The Trust's Statement of Additional Information (SAI) includes additional information about the Funds' directors and is available, without charge, upon request and by calling 1-866-787-2257.

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TRUSTEES
Cheryl Burgermeister, Chairperson
George R. Gaspari
Ashley T. Rabun
James E. Ross
Ernest J. Scalberg
R. Charles Tschampion
INVESTMENT MANAGER AND ADMINISTRATOR
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
DISTRIBUTOR
ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
CUSTODIAN, SUB-ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.

Visit www.sectorspdr.com or call 1-866-SECTOR-ETF (1-866-732-8673)
SPDRSSAR

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Cheryl Burgermeister, George Gaspari, Ashley T. Rabun, Ernest Scalberg and R. Charles Tschampion are the registrant’s audit committee financial experts. The Board has determined that each of the foregoing persons is “independent” in that, (i) other than in his or her capacity as a member of the Audit Committee and the Board of Trustees of the registrant, he or she has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the registrant, and (ii) he or she is not an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal year ending September 30, 2020, aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $176,000. For the fiscal year ending September 30, 2019, the aggregate audit fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the Trust’s prior principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by PwC in connection with the Trust’s statutory and regulatory filings and engagements were $187,768.

The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-CSR and (5) Rule 17f-2 securities counts.

(b) Audit-Related Fees.

For the fiscal years ending September 30, 2020 and September 30, 2019, there were no fees for assurance and related services that were reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal year ending September 30, 2020, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $85,800. For the fiscal year ended September 30, 2019, the aggregate tax fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $92,840

(d) All Other Fees.

For the fiscal year ended September 30, 2020, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c). For the fiscal year ended September 30, 2019, there were no fees billed for professional services rendered by PwC for products and services provided by PwC to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2020 and September 30, 2019, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to SSGA Funds Management, Inc. (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $7,019,005 and $6,939,666, respectively.

For the fiscal year ended September 30, 2019, the aggregate fees billed for professional services rendered by PwC for products and services provided by PwC to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee, were $0.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

(a)

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

(b)

The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

(c)

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(d)

Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

(e)

Application of De Minimis Exception. The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f) Not applicable.

(g) For the fiscal year ended December 31, 2019, the aggregate non-audit fees billed by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were $35,152,927. For the fiscal year ended December 31, 2018, the aggregate non-audit fees billed by PwC for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were $12,786,401.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The members of the registrant’s audit committee are Cheryl Burgermeister, George Gaspari, Ashley T. Rabun, Ernest Scalberg and R. Charles Tschampion.

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11.	Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 13.	Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the 1934 Act and Section  1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Select Sector SPDR® Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	December 7, 2020